UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

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WD-40 COMPANY

(Name of Registrant as Specified In Its Charter)

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WD-40 COMPANY

1061 Cudahy Place

San Diego, California 92110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The 2016 Annual Meeting of Stockholders of WD-40 Company will be held at the following location and for the following purposes:

When:		Tuesday, December 13, 2016, at 2:00 p.m.

Where:		Joan B. Kroc Institute for Peace & Justice University of San Diego 5998 Alcala Park San Diego, California 92110

Items of Business:	1.	To elect a Board of Directors for the ensuing year and until their successors are elected and qualified;
	2.	To hold an advisory vote to approve executive compensation;
	3.	To approve the WD-40 Company 2016 Stock Incentive Plan;
	4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017; and
	5.	To consider and act upon such other business as may properly come before the meeting.

Who Can Vote:		Only the stockholders of record at the close of business on October 18, 2016 are entitled to vote at the meeting.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the website listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope
BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend the Annual Meeting in San Diego

By Order of the Board of Directors Richard T. Clampitt Corporate Secretary San Diego, California November 3, 2016

PROXY STATEMENT SUMMARY

We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and 2016 Annual Report before you vote.

2016 ANNUAL MEETING OF STOCKHOLDERS

Date and Time: December 13, 2016, at 2:00 p.m.	Record Date: October 18, 2016
Place: Joan B. Kroc Institute for Peace & Justice University of San Diego 5998 Alcala Park San Diego, California 92110	Meeting Webcast: www.wd40company.com in the Investor Relations section beginning at 2:00 p.m. Pacific Time on December 13, 2016

CORPORATE GOVERNANCE

Our Corporate Governance Policies Reflect Best Practices

•	Annual election of all directors	•	Executive sessions of independent directors held at each regularly scheduled board meeting

•	Independent chair	•	Company policy prohibits pledging and hedging of WD-40 Company stock by directors

•	All non-employee directors are independent	•	All equity grants received by directors since 2007 must be held until board service is ended

•	Independent chair approves board meeting agendas

VOTING MATTERS AND BOARD RECOMMENDATIONS

Management Proposals:	Board’s Recommendation	Page
Election of Directors (Item No. 1)	FOR all Director Nominees	3

Advisory Vote To Approve Executive Compensation (Item No. 2)	FOR	16
Approval of the WD-40 Company 2016 Stock Incentive Plan (Item No. 3)	FOR	40
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017 (Item No. 4)	FOR	49

 EXECUTIVE COMPENSATION PHILOSOPHY AND FRAMEWORK

Compensation Objectives

The Company’s executive compensation program is designed to achieve five primary objectives:

1.Attract, motivate, reward and retain high performing executives;

2.Align the interests and compensation of executives with the value created for stockholders;

3.Create a sense of motivation among executives to achieve both short- and long-term Company objectives;

4.Create a direct, meaningful link between business and team performance and individual accomplishment and rewards; and

5.Ensure our compensation programs are appropriately competitive in the relevant labor markets.

Our Executive Compensation Programs Incorporate Strong Governance Features

•	No Employment Agreements with Executive Officers	•	Executive Officers are Subject to Stock Ownership Guidelines

•	No Supplemental Executive Retirement Plans for Executive Officers	•	Executives are Prohibited from Hedging or Pledging Company Stock

•	Long-Term Incentive Awards are Subject to Double-Trigger Vesting upon Change of Control	•	No Backdating or Re-pricing of Equity Awards

•	Annual and Long-Term Incentive Programs Provide a Balanced Mix of Goals for Profitability and Total Stockholder Return Performance	•	Financial Goals for Performance Awards Never Reset

Say-on-Pay Voting

At the Company’s 2011 Annual Meeting of Stockholders, the first advisory Say-on-Pay vote was held and the Company’s stockholders were also asked to express their preference as to the frequency of future Say-on-Pay votes. With regard to the advisory vote as to the frequency of future Say-on-Pay votes, the Company’s stockholders expressed a preference to have Say-on-Pay votes every year. The Say-on-Pay votes approving the Named Executive Officers (“NEOs”) compensation for 2011 through 2015 have been approved in each year by more than 95% of the votes cast.

Please see the Compensation Discussion and Analysis section of this proxy statement for a detailed description of our executive compensation.

GENERAL INFORMATION

Q:	Why am I receiving these proxy materials?
A:

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WD-40 Company for use at its Annual Meeting of Stockholders to be held on Tuesday, December 13, 2016, and at any postponements or adjournments thereof. This Proxy Statement and enclosed form of Proxy are first sent to stockholders on or about November 3, 2016.

At the meeting, the stockholders of WD-40 Company will consider and vote upon (i) the election of the Board of Directors for the ensuing year; (ii) an advisory vote to approve executive compensation; (iii) the approval of the WD-40 Company 2016 Stock Incentive Plan; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017. Detailed information concerning these matters is set forth below. Management knows of no other business to come before the meeting.

Q:	What constitutes a quorum in order to hold and transact business at the Annual Meeting?
A:

The close of business on October 18, 2016, is the record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders of WD-40 Company. On October 18, 2016, WD-40 Company had outstanding 14,178,738 shares of $.001 par value common stock. Stockholders of record entitled to vote at the meeting will have one vote for each share so held on the matters to be voted upon. If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes are shares that are held of record by a bank or broker as to which the bank or broker has not received instructions from the beneficial owner as to how the shares are to be voted.

Q:	If I hold my shares through a broker, how do I vote?
A:

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. If you hold your shares through a broker, it is important that you cast your vote if you want it to count in the election of directors, for approval of the WD-40 Company 2016 Stock Incentive Plan, and in the advisory vote to approve executive compensation. You may have received a notice from the Company entitled “Important Notice Regarding the Availability of Proxy Materials Stockholder Meeting to Be Held on December 13, 2016” with voting instructions or you may have received these proxy materials with separate voting instructions. Follow the instructions to vote or to request further voting instructions as set forth on the materials you have received. For more information on this topic, see the Securities and Exchange Commission (“SEC”) Investor Alert issued in February 2010 entitled New Shareholder Voting Rules for the 2010 Proxy Season at http://www.sec.gov/investor/alerts/votingrules2010.htm.

Q:	How will my vote be cast if I provide instructions or return my Proxy and can I revoke my proxy?
A:

If the enclosed form of Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. If no specified instruction is given with respect to a particular matter on your form of Proxy, your shares will be voted by the proxy holder as set forth on the form of Proxy. A Proxy may be revoked by attendance at the meeting or by filing a Proxy bearing a later date with the Secretary of the Company.

Q:	How are the proxies solicited and what is the cost?
A:	The cost of soliciting proxies will be borne by the Company. Solicitations other than by mail may be made by telephone or in person by employees of the Company for which the expense will be nominal.

PRINCIPAL SECURITY HOLDERS

The following table sets forth information concerning those persons known to the Company to be the beneficial owners of more than 5% of the common stock of the Company:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership October 18, 2016		Percent of Class
Parnassus Investments	1,317,232	[1]	9.29%
1 Market Street, Suite 1600
San Francisco, CA 94105

BlackRock, Inc.	1,303,155	[2]	9.19%
40 East 52nd Street
New York, NY 10022

Vanguard Group, Inc.	1,120,954	[3]	7.91%
P.O. Box 2600
Valley Forge, PA 19482

[1]

As of June 30, 2016, Parnassus Investments (“Parnassus”) filed a report on Form 13F with the Securities and Exchange Commission to report beneficial ownership of 1,317,232 shares. Parnassus reported sole investment discretion with respect to all shares, sole voting authority with respect to 1,259,690 shares and no voting authority with respect to 57,542 shares. Beneficial ownership information as of October 18, 2016 is unavailable.

[2]

As of June 30, 2016, BlackRock, Inc. (“BlackRock”) and five BlackRock subsidiary investment managers filed reports on Form 13F with the Securities and Exchange Commission to report beneficial ownership of a total of 1,303,155 shares managed by eleven BlackRock investment managers. BlackRock disclaims investment discretion with respect to all shares reported as beneficially owned by its investment management subsidiaries. BlackRock Institutional Trust Company, N.A. reported sole investment discretion and sole voting authority with respect to 324,954 shares and sole investment discretion and no voting authority with respect to 28,769 shares. Sole investment discretion and sole voting authority with respect to shares is reported for the following BlackRock subsidiaries: BlackRock Fund Advisors as to 859,867 shares; BlackRock Investment Management, LLC as to 58,915 shares; BlackRock Asset Management Ireland Limited as to 10,679 shares; BlackRock Advisors, LLC as to 6,588 shares; and four other BlackRock subsidiaries as to a total of 4,189 shares. Two other BlackRock subsidiaries reported sole investment discretion and sole voting authority with respect to 6,688 shares and sole investment discretion and no voting authority with respect to 2,506 shares. Beneficial ownership information for BlackRock, Inc. and its investment management subsidiaries as of October 18, 2016 is unavailable.

[3]

As of June 30, 2016, The Vanguard Group, Inc. (“Vanguard”) filed a report on Form 13F with the Securities and Exchange Commission to report beneficial ownership of 1,120,954 shares, including 29,658 shares held by Vanguard Fiduciary Trust Company and 1,900 shares held by Vanguard Investments Australia, Ltd. Vanguard Fiduciary Trust Company reports shared investment discretion and sole voting authority with respect to all shares and Vanguard Investments Australia, Ltd. reports shared investment and voting authority with respect to all shares. Vanguard reported sole investment discretion and no voting authority with respect to 1,088,696 shares and sole investment discretion and sole voting authority with respect to 700 shares. Beneficial ownership information as of October 18, 2016 is unavailable.

ITEM NO. 1

NOMINEES FOR ELECTION AS DIRECTORS

AND SECURITY OWNERSHIP OF MANAGEMENT

At the Company’s Annual Meeting of Stockholders, the ten nominees named below under the heading, Nominees for Election as Directors, will be presented for election as directors until the next Annual Meeting of Stockholders and until their successors are elected or appointed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, any proxy granted to vote for such nominee will be voted for a nominee designated by the present Board of Directors to fill such vacancy.

The nominees for election to the Board of Directors who receive a plurality of the votes cast for the election of directors by the shares present, in person or by proxy, shall be elected as directors. Holders of common stock are not entitled to cumulate their votes in the election of directors. Withheld votes and broker non-votes are not counted as votes in favor of any nominee. Since the ten nominees receiving the most votes will be elected as directors, withheld votes and broker non-votes will have no effect upon the outcome of the election.

Article III, Section 3.2 of the Bylaws of the Company, most recently amended and restated on July 13, 2016, provides that the authorized number of directors of the Company shall not be less than seven nor more than twelve until changed by amendment of the Certificate of Incorporation or by a bylaw duly adopted by the stockholders. The exact number of directors is to be fixed from time to time by a resolution duly adopted by the Board of Directors or by the stockholders.

On March 21, 2016, the Board of Directors voted to increase the number of directors from nine to ten and elected Daniel T. Carter as a director.  On June 20, 2016, the Board of Directors voted to increase the number of directors from ten to eleven and elected Daniel E. Pittard as a director.  On June 20, 2016, the Board of Directors voted to nominate Eric P. Etchart as a director to be elected at the 2016 Annual Meeting of Stockholders.  Mr. Carter and Mr. Pittard were also nominated for election as continuing directors at the Annual Meeting.  Giles H. Bateman and Richard A. Collato are retiring from the Board of Directors as of the date of the Annual Meeting in accordance with the Company’s Corporate Governance Guidelines. Accordingly, the number of directors was fixed at ten effective as of the date of the 2016 Annual Meeting of Stockholders by resolution of the Board of Directors adopted on October 10, 2016.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that each director and nominee other than Garry O. Ridge is an independent director as defined in Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). In considering the independence of directors, the Board of Directors considered Gregory A. Sandfort’s indirect interest, as an executive officer of Tractor Supply Company, in purchases of the Company’s products made by Tractor Supply Company in the ordinary course of business. The Company has concluded that Mr. Sandfort’s indirect interest in such transactions is not material and does not require specific disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

Information concerning the independence of directors serving on committees of the Board of Directors is provided below as to each committee.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth certain information, including beneficial ownership of the Company’s common stock, for the current directors and director nominees, for the executive officers named in the Summary Compensation Table below, and for all directors and executive officers as a group:

				Amount and Nature of Beneficial Ownership October 18, 2016 [1]
Director/Nominee	Age	Principal Occupation	Director Since	Number		Percent of Class
Giles H. Bateman (retiring director)	71	Investor; Retired CFO, Price Club	2003	18,577	[2]	*
Peter D. Bewley	70	Investor; Retired General Counsel, The Clorox Company	2005	23,930	[3]	*
Daniel T. Carter	60	Investor, Retired Executive Vice President & CFO, BevMo! Inc.	2016	846	[4]	*
Melissa Claassen	44	Vice President Business Unit Finance - adidas Group	2015	1,709	[5]	*
Richard A. Collato (retiring director)	73	Investor, Retired President & CEO, YMCA of San Diego County	2003	13,990	[6]	*
Mario L. Crivello	76	Investor	1994	273,590	[7]	1.93%
Eric P. Etchart	60	Investor, Retired Senior Vice President, The Manitowoc Company	N/A
Linda A. Lang	58	Investor; Retired Chairman & CEO, Jack in the Box, Inc.	2004	17,508	[8]	*
Daniel E. Pittard	66	Investor; Retired President and CEO, Rubio's Restaurants, Inc.	2016	779	[9]	*
Garry O. Ridge	60	President and CEO, WD-40 Company	1997	75,731	[10]	*
Gregory A. Sandfort	61	CEO, Tractor Supply Company	2011	13,704	[11]	*
Neal E. Schmale	70	Board Chair, WD-40 Company; Retired President and COO, Sempra Energy	2001	25,416	[12]	*

*Less than one (1) percent.

[1]	All shares owned directly unless otherwise indicated.
[2]

Mr. Bateman has the right to acquire 3,800 shares upon the exercise of stock options and the right to receive 8,770 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.

[3]	Mr. Bewley has the right to receive 14,649 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.
[4]	Mr. Carter has the right to receive 846 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.
[5]	Ms. Claassen has the right to receive 1,709 shares upon settlement of vested restricted stock units upon termination of her service as a director of the Company.
[6]	Mr. Collato has the right to receive 10,018 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.
[7]

Mr. Crivello has sole voting and investment power over 45,785 shares held in trust for the benefit of others. He also has sole voting and investment power over 219,801 shares held directly. Mr. Crivello has the right to receive 8,004 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.

[8]	Ms. Lang has the right to receive 13,866 shares upon settlement of vested restricted stock units upon termination of her service as a director of the Company.
[9]	Mr. Pittard has the right to receive 484 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.
[10]

Mr. Ridge has the right to receive 5,884 shares upon settlement of vested restricted stock units upon termination of employment, the right to receive 967 shares upon settlement of vested deferred performance units upon termination of employment, the right to receive 4,584 shares upon settlement of restricted stock units upon vesting within 60 days, and the right to receive 9,142 shares within 60 days upon settlement of vested market share units. Mr. Ridge also has voting and investment power over 1,229 shares held under the Company’s 401(k) plan.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS (continued)

[11]	Mr. Sandfort has the right to receive 8,436 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.
[12]	Mr. Schmale has the right to receive 14,649 shares upon settlement of vested restricted stock units upon termination of his service as a director of the Company.

			Amount and Nature of Beneficial Ownership October 18, 2016 [1]
Executive Officer	Age	Principal Occupation	Number		Percent of Class
Jay W. Rembolt	65	Vice President, Finance, Treasurer and Chief Financial Officer, WD-40 Company	39,040	[2]	*
Michael L. Freeman	63	Division President, the Americas, WD-40 Company	25,821	[3]	*
William B. Noble	58	Managing Director, EMEA, WD-40 Company Limited	10,442	[4]	*
Geoffrey J. Holdsworth	54	Managing Director, Asia-Pacific, WD-40 Company (Australia) Pty. Limited	8,909	[5]	*
All Directors, Director Nominees and Executive Officers as a Group			557,940	[6]	3.90%

*Less than one (1) percent.

[1]	All shares owned directly unless otherwise indicated.
[2]

Mr. Rembolt has the right to acquire 6,160 shares upon exercise of stock options, the right to receive 310 shares upon settlement of vested deferred performance units upon termination of employment,  the right to receive 1,049 shares upon settlement of restricted stock units upon vesting within 60 days, and the right to receive 2,284 shares within 60 days upon settlement of vested market share units. Mr. Rembolt also has voting and investment power over 6,173 shares held under the Company’s 401(k) plan.

[3]

Mr. Freeman has the right to receive 3,971 shares upon settlement of vested restricted stock units upon termination of employment, the right to receive 334 shares upon settlement of vested deferred performance units upon termination of employment, the right to receive 1,049 shares upon settlement of restricted stock units upon vesting within 60 days, and the right to receive 2,284 shares within 60 days upon settlement of vested market share units. Mr. Freeman also has voting and investment power over 2,339 shares held under the Company’s 401(k) plan.

[4]

Mr. Noble has the right to receive 3,971 shares upon settlement of vested restricted stock units upon termination of employment, the right to receive 280 shares upon settlement of vested deferred performance units upon termination of employment, the right to receive 736 shares upon settlement of restricted stock units upon vesting within 60 days, and the right to receive 1,676 shares within 60 days upon settlement of vested market share units.

[5]

Mr. Holdsworth has the right to receive 3,971 shares upon settlement of vested restricted stock units upon termination of employment, the right to receive 248 shares upon settlement of vested deferred performance units upon termination of employment, the right to receive 546 shares upon settlement of restricted stock units upon vesting within 60 days, and the right to receive 1,142 shares within 60 days upon settlement of vested market share units.

[6]

Total includes the rights of directors and executive officers to acquire a total of 9,960 shares upon exercise of stock options, the rights of executive officers and directors to receive a total of 99,228 shares upon settlement of vested restricted stock units upon termination of employment or service as a director of the Company, the rights of executive officers to receive 2,508 shares upon settlement of vested deferred performance units upon termination of employment, the rights of executive officers to receive a total of 9,715 shares upon settlement of restricted stock units upon vesting within 60 days, the rights of executive officers to receive a total of 17,611 shares within 60 days upon settlement of vested market share units, and a total of 10,731 shares held by executive officers under the Company’s 401(k) plan.

NOMINEES FOR ELECTION AS DIRECTORS

PETER D. BEWLEY – Director

Peter D. Bewley was elected to the Board of Directors in 2005. Mr. Bewley served as associate general counsel for Johnson & Johnson from 1985 to 1994 after serving as a staff attorney with Johnson & Johnson from 1977 to 1985. He was vice president, general counsel and secretary and chief compliance officer of Novacare, Inc. from 1994 to 1998. Mr. Bewley was the senior vice president–general counsel and secretary of The Clorox Company from 1998 until his retirement in 2005. He presently serves as a director of Tractor Supply Company. Mr. Bewley’s experience at consumer packaged goods companies prepared him to address strategic issues confronting the Company. In addition, his service as general counsel and secretary of two public companies provides the Board with a practical and in depth perspective on corporate governance and legal matters.

Skills and Expertise:

•	Former general counsel with extensive legal experience
•	Governance expert
•	Consumer packaged goods industry background

Committees:

•	Governance (Chair)
•	Audit
•	Compensation

DANIEL T. CARTER – Director

Daniel T. Carter was elected to the Board of Directors on March 21, 2016. Mr. Carter served as executive vice president and chief financial officer of BevMo! Inc. from 2009 until June 2016. Mr. Carter served as executive vice president and chief financial officer of Semtek, Inc. from 2008 to 2009; executive vice president and chief financial officer at Charlotte Russe Holding, Inc. from 1998 to 2007; and chief financial officer of Advanced Marketing Services from 1997 to 1998. From 1986 to 1997 he was employed by Price Club and its follow-on entities, serving as senior vice president for PriceCostco and chief financial officer for Price Enterprises. Mr. Carter began his career as an auditor with Ernst & Young, and he is a Certified Public Accountant (inactive). Mr. Carter received his bachelor of business administration in accounting from the University of Oklahoma. Mr. Carter’s financial expertise, considerable knowledge of the retail industry and non-profit company board experience provide the Board with a breadth of relevant skills and experience.

Skills and Expertise:

•	Former CFO with extensive finance and accounting expertise
•	In-depth knowledge of retail industry
•	Considerable non-profit board experience

Committees:

•	Audit (Chair)
•	Governance

MELISSA CLAASSEN –  Director

Melissa Claassen was elected to the Board of Directors in 2015. Ms. Claassen is vice president, business unit finance – adidas Group.  Ms. Claassen served as the chief financial officer of Taylor Made – adidas Golf from 2012 to 2015. From 1996 until 2012 Ms. Claassen held positions at various adidas subsidiaries including chief financial officer of adidas Group Hong Kong and Taiwan, controlling director at adidas Group China, head of marketing controlling, senior financial controller, finance manager, SAP team lead, management accountant, and financial accountant.  Ms. Claassen’s extensive knowledge and expertise in the areas of collaboration, finance, accounting, and international business enhance the Board’s management oversight capabilities.

Skills and Expertise:

•	International business experience
•	Finance and accounting expertise

Committees:

•	Finance
•	Governance

MARIO L. CRIVELLO – Director

Mario L. Crivello was elected to the Board of Directors in 1994. Mr. Crivello was the managing owner and master of Tuna Purse Seiners until his retirement in 1984. Mr. Crivello and members of his family have been investors in the Company since its founding. His long-standing relationship with the Company and his insight into its history and market position provide the Board with a valuable shareowner perspective.

Skills and Expertise:

•	Institutional knowledge from the Company’s beginning
•	Significant shareholder with strong shareholder perspective
•	Former business owner with focus on cost management and return

Committees:

•	Compensation
•	Finance
•	Governance

ERIC P. ETCHART – Director

Eric P. Etchart is a nominee for election to the Board of Directors at the Annual Meeting. Mr. Etchart served as senior vice president of The Manitowoc Company, Inc. from 2007 until his retirement in January 2016.  He served as senior vice president, business development, from 2015 to 2016 and as president and general manager of the Manitowoc Crane Group from 2007 to 2015.  From 1983 to 2007, Mr. Etchart held various sales, marketing and management positions at subsidiaries and predecessor companies of The Manitowoc Company, Inc.  Mr. Etchart is a French national, having held management positions in China, Singapore, Italy, France and the United States.  In May 2016, Mr. Etchart was recognized as a National Association of Corporate Directors (NACD) Board Leadership Fellow.  He presently serves as a director of Graco Inc. and Alamo Group Inc.  Mr. Etchart’s breadth of international finance, marketing and management experience will provide important perspective to the Board.  His demonstrated commitment to the highest standards of board leadership will strengthen the Board’s commitment to good governance.

Skills and Expertise:

•	Strong management background in sales, marketing and finance
•	International business experience
•	Board governance

Committees:

•	To be determined

LINDA A. LANG – Director

Linda A. Lang was elected to the Board of Directors in 2004. Ms. Lang was chairman of the board and chief executive officer of Jack in the Box, Inc. from 2005 until her retirement in 2014. From 1996 until 2005 she held the offices of president and chief operating officer, executive vice president, senior vice president marketing, vice president and regional vice president, Southern California Region, and vice president marketing, all at Jack in the Box, Inc. Ms. Lang has extensive knowledge and expertise in the areas of brand management and marketing, financial management and reporting, supply chain and distribution management as well as strategic planning, executive compensation and succession management. Her experience in these and other areas of corporate management and governance offer complementary experience to the Board.

Skills and Expertise:

•	Former CEO in touch with today’s consumer
•	In depth experience in brand management, finance, distribution and compensation
•	Strong focus on strategy development, strategic planning and strategy execution

Committees:

•	Finance (Chair)
•	Compensation

DANIEL E. PITTARD –  Director

Daniel E. Pittard was elected to the Board of Directors on June 20, 2016. From 2006 until his retirement in 2012, Mr. Pittard served as president, CEO and Board member of Rubio’s Restaurants, Inc. Mr. Pittard was an angel investor and served on the board of directors of five private companies from 2000 until 2005. He served as senior vice president, strategy and business development for Gateway, Inc. from 1998 until 1999; and group vice president, Amoco Company (now BP) from 1995 until 1998 with full P&L responsibilities for four businesses with $13 billion in revenue. As a senior vice president for PepsiCo/Frito-Lay from 1992 to 1995 he had responsibilities for international operations, strategy and new ventures. From 1980 to 1992 he was with McKinsey and Company, and served as a partner in Atlanta, Stockholm and Helsinki. From 1976 until 1980 Mr. Pittard was CEO of a joint venture in Saudi Arabia. Mr. Pittard has served on three public company boards - Rubio’s Restaurants, Novatel Wireless and Pulse Electronics - as well as many private and non-profit boards. He is a former public company CEO and McKinsey partner with considerable international experience and he was recently designated as a National Association of Corporate Directors (NACD) Board Leadership Fellow. His expertise in the areas of strategy development and international business, as well as his extensive public and private company board experience make him a valuable addition to the Board.

Skills and Expertise:

•	Significant experience in consumer products and industrial business
•	Strong background in strategy development
•	International business experience

Committees:

•	Audit
•	Finance

GARRY O. RIDGE – President & CEO

Garry O. Ridge joined WD-40 Company in 1987 as managing director, WD-40 Company (Australia) Pty. Limited and he was responsible for Company operations throughout the Pacific and Asia. Mr. Ridge transferred to the corporate office in 1994 as director international operations and was elected vice president - international in 1995. He was elected to the position of executive vice president/chief operating officer in 1996 and he was named president and chief executive officer in 1997. He was also elected to the Board of Directors in 1997. Prior to joining WD-40 Company Mr. Ridge was managing director of Mermax Pacific Pty. Ltd. and held a number of senior management positions with Hawker Pacific Pty. Ltd. (a Hawker Siddeley PLC Group Company) which was a licensee for WD-40® products until 1988. As the CEO of the Company, Mr. Ridge offers the Board an important Company-based perspective. In addition, his particular knowledge of the Company’s international markets and industry position provides the Board with valuable insight.

Skills and Expertise:

•	CEO of the Company
•	Leader with a passion for a strong culture, employee engagement and protecting and maximizing the return on the Company’s brand assets
•	Particular expertise in driving a global business

GREGORY A. SANDFORT – Director

Gregory A. Sandfort was elected to the Board of Directors in 2011. Mr. Sandfort has served as chief executive officer of Tractor Supply Company since December 2012.  He held the office of president of Tractor Supply Company from 2009 through 2015.  Prior to 2013,  Mr. Sandfort served as president and chief operating officer in 2012 and as president and chief merchandising officer from 2009 to 2012.  Mr. Sandfort served as executive vice president-chief merchandising officer of Tractor Supply Company from 2007 to 2009. Mr. Sandfort previously served as president and chief operating officer at Michael’s Stores, Inc. from 2006 to 2007, and as executive vice president-general merchandise manager at Michaels Stores, Inc. from 2004 to 2006.  Mr. Sandfort also serves as a director of Tractor Supply Company.  Mr. Sandfort brings a retail industry perspective to the Board. The Board also values Mr. Sandfort’s extensive management experience in the retail industry.

Skills and Expertise:

•	Active CEO in a channel that distributes the Company’s products
•	Brings a retail industry perspective
•	Direct connection with consumers of the Company’s products

Committees:

•	Compensation (Chair)
•	Governance

Neal E. Schmale – Chair

Neal E. Schmale was elected to the Board of Directors in 2001. Mr. Schmale was named Board Chair in 2004. Mr. Schmale was president and chief operating officer of Sempra Energy from 2006 until his retirement in 2011. Previously, he was executive vice president and chief financial officer of Sempra Energy from 1998 through 2005. Mr. Schmale served as a director of Sempra Energy from 2004 until 2011. He presently serves as a director of Murphy Oil Corporation. Mr. Schmale’s past experience as director on four public company boards and his extensive senior management experience with a Fortune 300 company offers the Board valuable judgment and management perspective.

Skills and Expertise:

•	Former COO and CFO with broad financial and operations experience
•	Focused on strategy and execution
•	Extensive public company board experience

Committees:

•	Audit
•	Finance
•	Governance

BOARD LEADERSHIP, RISK OVERSIGHT AND COMPENSATION-RELATED RISK

The Board of Directors of WD-40 Company has maintained separation of its principal executive officer and board chair positions for many years. In addition, the board chair position is held by an independent director and the Charter of the Corporate Governance Committee provides that a retiring Chief Executive Officer will not be nominated to stand for re-election to the Board. The Board of Directors believes that separation of the principal executive officer and the board chair positions is appropriate for the Company given the size of the Board and the need for undivided attention of the Chief Executive Officer to the implementation of strategic directives and overall management responsibilities. As an independent director, the board chair can provide leadership to the Board without perceived or actual conflicts associated with individual and collective interests of management employees. The Board of Directors believes that a retiring Chief Executive Officer should not continue to serve as a director in order to provide management with an unfettered ability to provide new leadership.

Risk oversight is undertaken by the Board of Directors as a whole but various Board Committees are charged with responsibility to review and report on business and management risks included within the purview of each Committee’s responsibilities. The Compensation Committee considers risks associated with the Company’s compensation policies and practices, with particular focus on the cash incentive compensation (“Incentive Compensation”) and equity awards offered to the Company’s executive officers. The Audit Committee considers risks associated with financial reporting and internal control and risks related to information technology catastrophe and disaster recovery, as well as management of the Company’s insurance risks and coverage. The Finance Committee considers risks associated with the Company’s financial management and investment activities, acquisition-related risks and Employee Retirement Income Security Act of 1974 plan oversight. The Board and the Committees receive periodic reports from management employees having responsibility for the management of particular areas of risk. The Chief Executive Officer is responsible for overall risk management and provides input to the Board of Directors with respect to the Company’s risk management process and is responsive to the Board in carrying out its risk oversight role.

With respect to compensation-related risk, the Company’s management has undertaken an annual assessment of the Company’s compensation policies and practices and strategic business initiatives to determine whether any of these policies or practices, as well as any compensation plan design features, including those applicable to the executive officers, are reasonably likely to have a material adverse effect on the Company. Based on this review, management has concluded that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. This conclusion is based primarily on the fact that the incentives underlying most of the Company’s compensation plan design features are directed to a balance between increased profitability and longer-term stockholder returns. Management has discussed these findings with the Compensation Committee.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND ANNUAL MEETING ATTENDANCE

The Board of Directors is charged by the stockholders with managing or directing the management of the business affairs and exercising the corporate power of the Company. The Board of Directors relies on the following standing committees to assist in carrying out the Board of Directors’ responsibilities: the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Finance Committee. Each of the committees has a written charter approved by the Board of Directors and such charters are available on WD-40 Company’s website at http://www.wd40company.com within the “Investors” section. There were seven meetings of the Board of Directors during the last fiscal year. Each director serving for the full fiscal year attended at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees on which the director served. The Board of Directors holds an annual organizational meeting on the date of the Annual Meeting of Stockholders. All Directors are expected to attend the Annual Meeting. At the last Annual Meeting of Stockholders, all of the prior year nominee directors were present.

BOARD OF DIRECTORS COMPENSATION

Director compensation is set by the Board of Directors upon the recommendation of the Corporate Governance Committee. The Corporate Governance Committee conducts an annual review of non-employee director compensation, including consideration of a survey of director compensation for the same peer group of companies used by the Compensation Committee for the assessment of executive compensation. For fiscal year 2016, non-employee directors received compensation for services as directors pursuant to the Directors’ Compensation Policy and Election Plan (the “Director Compensation Policy”) adopted by the Board of Directors on October 12, 2015. Pursuant to the Director Compensation Policy, non-employee directors received a base annual fee of $37,500 for services provided from January 1, 2016 through the date of the Company’s 2016 Annual Meeting of Stockholders. The Board Chair received an additional annual fee of $18,000. Non-employee directors received additional cash compensation for service on various Board Committees. The Chair of the Audit Committee received $16,000 and each other member of the Audit Committee received $8,000. The Chair of the Compensation Committee received $10,000 and each other member of the Compensation Committee received $4,000. Each Chair of the Corporate Governance Committee and the Finance Committee received $8,000 and each other member of those committees received $4,000. All such annual fees were paid in March 2016, with the exception of the fees paid to Messrs. Carter and Pittard.  As a newly elected member of the Board as of March 21, 2016,  Mr. Carter received a base annual fee of $37,500 and fees for service on the Audit Committee and the Corporate Governance Committee through the date of the Company’s 2016 Annual Meeting of Stockholders. As a newly elected member of the Board as of June 20, 2016, Mr. Pittard received a base annual fee of $28,000 and the sum of $4,000 in fees for service on the Audit Committee and the sum of $2,000 in fees for service on the Finance Committee through the date of the Company’s 2016 Annual Meeting of Stockholders.

In December 2007, the Company’s stockholders approved the WD-40 Company 2007 Stock Incentive Plan (the “Stock Incentive Plan”) to authorize the issuance of stock-based compensation awards to employees as well as to directors and consultants. For services provided for the period from the date of the Company’s 2015 Annual Meeting of Stockholders to the next annual meeting, the Director Compensation Policy provided for the grant of restricted stock unit (“RSU”) awards having a grant date value of $55,500 to each non-employee director. Each RSU represents the right to receive one share of the Company’s common stock. On December 8,  2015, each non-employee director, other than Messrs. Carter and Pittard, received an RSU award covering 552 shares of the Company’s common stock. On March 21, 2016, Mr. Carter received an RSU award covering 519 shares of the Company’s common stock. On June 20, 2016, Mr. Pittard received an RSU award covering 484 shares of the Company’s common stock. Additional information regarding the RSU awards is provided in a footnote to the Director Compensation table below. Each non-employee director was also permitted to elect to receive an RSU award in lieu of all or a portion of his or her base annual fee for service as a director as specified above. The number of shares of the Company’s common stock subject to each such RSU award granted to the non-employee directors equaled the compensation payable in RSUs divided by the fair market value of the Company’s common stock as of the date of grant. RSU awards granted to non-employee directors pursuant to the Director Compensation Policy are subject to Award Agreements under the Stock Incentive Plan. All RSU awards granted to non-employee directors are fully vested and are settled in shares of the Company’s common stock upon termination of the director’s service as a director of the Company.

The Company also maintains a Director Contributions Fund from which each incumbent non-employee director has the right, at a specified time each fiscal year, to designate $6,000 in charitable contributions to be made by the Company to properly qualified (under Internal Revenue Code Section 501(c)(3)) charitable organizations.

DIRECTOR COMPENSATION TABLE -  FISCAL YEAR 2016

The following Director Compensation table provides information concerning director compensation earned by each non-employee director for services rendered in fiscal year 2016. Since the annual base fee and fees for service on Committees are payable for services provided to the Company from January 1st of the fiscal year until the next annual meeting of stockholders, such compensation is reported for purposes of the Director Compensation table on a weighted basis. For fiscal year 2016, one third of the reported compensation earned or paid in cash is based on the Director Compensation Policy in effect for calendar year 2015 and two thirds of the reported compensation earned or paid in cash is based on the Director Compensation Policy in effect for calendar year 2016. Amounts earned and reported in the Director Compensation table for Fees Earned or Paid in Cash for the fiscal year for each director are dependent upon the various committees on which each director served as a member or as chair during the fiscal year.

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Option Awards ($)[3]	All Other Compensation ($)[4]	Total ($)
Giles H. Bateman	$ 57,167	$ 55,437	$ -	$ 6,000	$ 118,604
Peter D. Bewley	$ 57,167	$ 55,437	$ -	$ 6,000	$ 118,604
Daniel T. Carter	$ 34,333	$ 55,434	$ -	$ -	$ 89,767
Melissa Claassen	$ 43,833	$ 55,437	$ -	$ 6,000	$ 105,270
Richard A. Collato	$ 55,167	$ 55,437	$ -	$ 6,000	$ 116,604
Mario L. Crivello	$ 49,167	$ 55,437	$ -	$ 6,000	$ 110,604
Linda A. Lang	$ 49,167	$ 55,437	$ -	$ 6,000	$ 110,604
Daniel E. Pittard	$ 17,500	$ 55,437	$ -	$ -	$ 72,937
Gregory A. Sandfort	$ 46,167	$ 55,437	$ -	$ 6,000	$ 107,604
Neal E. Schmale	$ 71,167	$ 55,437	$ -	$ 6,000	$ 132,604

[1]

For services rendered during fiscal year 2016, directors other than Ms. Claassen and Messrs. Carter and Pittard received RSU awards pursuant to elections made in 2014 and 2015 under the Director Compensation Policy with respect to their services as directors in calendar years 2015 and 2016, respectively, in each case in lieu of all or part of their base annual fees for such calendar year (as described in the narrative preceding the Director Compensation table) as follows: Peter D. Bewley, Linda A. Lang, Gregory A. Sandfort and Neal E. Schmale received RSU awards valued at $37,140.  Based on the elections of Ms. Claassen, Mr. Carter and Mr. Pittard, with respect to their base annual fees for services as a director in calendar years 2015 (as to Ms. Claassen) and 2016,  Ms. Claassen received RSU awards for services rendered during fiscal year 2016 valued at $30,795 and Mr. Carter received RSU awards for services rendered during fiscal year 2016 valued at $24,970. Mr. Pittard elected to receive his base annual fees in cash. The number of shares underlying each director’s RSU award is rounded down to the nearest whole share.

[2]

Amounts included in the Stock Awards column represent the grant date fair value for non-elective RSU awards granted to all non-employee directors pursuant to the Director Compensation Policy. On December 8, 2015, each director other than Messrs. Carter and Pittard received a non-elective RSU award covering 552 shares of the Company’s common stock. Each RSU award has a grant date fair value equal to the closing price of the Company’s common stock on that date in the amount of $100.43 per share multiplied by the number of shares underlying the RSU award. On March 21, 2016 and on June 20, 2016, Mr. Carter and Mr. Pittard, respectively, received non-elective RSU awards covering 519 shares and 484 shares, respectively, of the Company’s common stock.  The RSU awards granted to Mr. Carter and Mr. Pittard have grant date fair values equal to the closing price of the Company’s common stock on the respective dates of the awards in the amounts of $106.81 and $114.54 per share, respectively, multiplied by the number of shares underlying the respective RSU awards.  The number of shares underlying each director’s RSU award is rounded down to the nearest whole share. Outstanding RSUs held by each director as of October 18, 2016 are reported above in footnotes to the table under the heading, Security Ownership of Directors and Executive Officers. The RSUs are settled in stock only upon termination of service as a director and the RSUs provide for the payment of dividend equivalent compensation in amounts equal to dividends declared and paid on the Company’s common stock.

[3]	Outstanding options held by directors as of October 18, 2016 are reported above in footnotes to the table under the heading, Security Ownership of Directors and Executive Officers.
[4]	Amounts represent charitable contributions made by the Company in fiscal year 2016 as designated by non-employee directors pursuant to the Company’s Director Contribution Fund.

EQUITY HOLDING REQUIREMENT FOR DIRECTORS

All RSU awards to non-employee directors, including both non-elective grants and RSU awards granted pursuant to the annual elections of the directors to receive RSUs in lieu of all or part of their base annual fee, provide for immediate vesting but will not be settled in shares of the Company’s common stock until termination of each director’s service as a director. The number of shares to be issued to each non-employee director upon termination of service is disclosed in the footnotes to the table under the heading, Security Ownership of Directors and Executive Officers.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors by submitting a letter addressed to: WD-40 Company, Corporate Secretary, 1061 Cudahy Place, San Diego, CA 92110.

The Board of Directors has instructed the Corporate Secretary to forward such communications to the Board Chair. The Board of Directors has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, to not forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board of Director consideration. The Corporate Secretary may also forward the stockholder communication within the Company to another department to facilitate an appropriate response.

COMMITTEES

CORPORATE GOVERNANCE COMMITTEE

Nomination Policies and Procedures

The Corporate Governance Committee is comprised of Peter D. Bewley (Chair), Daniel T. Carter, Melissa Claassen, Mario L. Crivello, Gregory A. Sandfort and Neal E. Schmale. The Corporate Governance Committee also functions as the Company’s nominating committee and is comprised exclusively of independent directors as defined in the Nasdaq Rules. The Corporate Governance Committee met four times during the last fiscal year.

The Corporate Governance Committee acts in conjunction with the Board of Directors to ensure that a regular evaluation is conducted of succession plans, performance, independence, and of the qualifications and integrity of the Board of Directors. The Corporate Governance Committee also reviews the applicable skills and characteristics required of nominees for election as directors. The objective is to balance the composition of the Board of Directors to achieve a combination of individuals of different backgrounds and experiences, including, but not limited to, whether the candidate is currently or has recently been an executive officer at a publicly traded company; whether the candidate has substantial background in matters related to the Company’s products or markets, in particular, supply chain management, information technology, retailing and marketing; and whether the candidate has substantial international business experience, a substantial financial background or is serving as a director at one or more publicly traded companies. The Board of Directors has not established any specific diversity criteria for the selection of nominees other than the general composition criteria noted above.

In determining whether to recommend a director for re-election, the Corporate Governance Committee considers the director’s past attendance at meetings, results of evaluations and the director’s participation in and anticipated future contributions to the Board of Directors. A director who will have reached the age of 72 prior to the date of the next annual meeting of stockholders, except for non-employee directors first elected to the Board prior to June 29, 1999, will be expected to retire from the Board.  However, the Board may re-nominate any director for up to three additional years if relevant circumstances warrant continued service.

The Corporate Governance Committee reviews new Board of Director nominees through a series of internal discussions, reviewing available information, and interviewing selected candidates. Generally, candidates for nomination to the Board of Directors have been suggested by directors or employees. The Company does not currently employ a search firm or third party in connection with seeking or evaluating candidates.

The Corporate Governance Committee will consider director candidates recommended by security holders under the same criteria as other candidates described above. Nominations may be submitted by letter addressed to: WD-40 Company Corporate Governance Committee, Corporate Secretary, 1061 Cudahy Place, San Diego, CA 92110. Nominations by security holders must be submitted in accordance with the requirements of the Company’s Bylaws, including submission of such nominations within the time required for submission of stockholder proposals as set forth below under the heading, Stockholder Proposals.

AUDIT COMMITTEE

Related Party Transactions Review and Oversight

The Audit Committee is comprised of Daniel T. Carter (Chair), Giles H. Bateman (retiring director), Peter D. Bewley, Richard A. Collato (retiring director), Daniel E. Pittard and Neal E. Schmale. Five meetings were held during the last fiscal year to review quarterly financial reports, to consider the annual audit and other audit services, to review the audit with the independent registered public accounting firm after its completion and to review the Company’s business continuity and insurance programs. The Board of Directors has determined that Mr. Carter is an “audit committee financial expert” as defined by regulations adopted by the Securities and Exchange Commission. Mr. Carter and each of the other members of the Audit Committee are independent directors as defined in the Nasdaq Rules. Each member of the Audit Committee also satisfies the requirements for service on the Audit Committee as set forth in Rule 5605(c)(2) of the Nasdaq Rules.

The Audit Committee has responsibility for review and oversight of related party transactions for potential conflicts of interest. Related party transactions include any independent business dealings between the Company and related parties who consist of the Company’s executive officers, directors, director nominees and holders of more than 5% of the Company’s shares. Such transactions include business dealings with parties in which any such related party has a material direct or indirect interest. The Board of Directors has adopted a written policy to provide for the review and oversight of related party transactions by the Audit Committee. Executive officers and directors are required to notify the Secretary of the Company of any proposed or existing related party transactions in which they have an interest. The Secretary and the Audit Committee also rely upon the Company’s disclosure controls and procedures adopted pursuant to Exchange Act rules for the purpose of assuring that matters requiring disclosure, including related party transactions that may involve the potential for conflicts of interests, are brought to the attention of management and the Audit Committee on a timely basis. Certain related party transactions do not require Audit Committee review and approval. Such transactions are considered pre-approved. Pre-approved transactions include:

•	compensation arrangements approved by the Compensation Committee or the Board of Directors and expense reimbursements consistent with the Company’s expense reimbursement policy;
•	transactions in which the related party’s interest is derived solely from the fact that he or she serves as a director of another corporation that is a party to the transaction;
•

transactions in which the related party’s interest is derived solely from his or her ownership (combined with the ownership interests of all other related parties) of not more than a 5% beneficial interest (but excluding any interest as a general partner of a partnership) in an entity that is a party to the transaction; and

•	transactions available to all employees of the Company generally.

If a related party transaction is proposed or if an existing transaction is identified, the Audit Committee has authority to disapprove, approve or ratify the transaction and to impose such restrictions or other limitations on the transaction as the Committee may consider necessary to best assure that the interests of the Company are protected and that the related party involved is not in a position to receive an improper benefit. In making such determination, the Audit Committee considers such factors as it deems appropriate, including without limitation (i) the benefits to the Company of the transaction; (ii) the commercial reasonableness of the terms of the transaction; (iii) the dollar value of the transaction and its materiality to the Company and to the related party; (iv) the nature and extent of the related party’s interest in the transaction; (v) if applicable, the impact of the transaction on a non-employee director’s independence; and (vi) the actual or apparent conflict of interest of the related party participating in the transaction.

During the fiscal year ended August 31, 2016, there were no transactions required to be reported pursuant to the requirements of Item 404(a) of Regulation S-K under the Exchange Act that did not require review and approval by the Audit Committee.

The Audit Committee also has responsibility for the selection, appointment and oversight of the independent registered public accounting firm for the Company.

FINANCE COMMITTEE

The Finance Committee is comprised of Linda A. Lang (Chair), Giles H. Bateman (retiring director),  Melissa Claassen, Mario L. Crivello, Daniel E. Pittard and Neal E. Schmale. Four meetings of the Finance Committee were held during the last fiscal year. The Finance Committee is appointed by the Board for the primary purpose of assisting the Board in overseeing financial matters of importance to the Company, including matters relating to acquisitions, investment policy, capital structure, and dividend policy. The Finance Committee also reviews the Company’s annual and long-term financial strategies and objectives.

COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Gregory A. Sandfort (Chair), Peter D. Bewley, Richard A. Collato (retiring director), Mario L. Crivello and Linda A. Lang, all of whom are independent directors as defined under the Nasdaq Rules. The Compensation Committee met three times during the last fiscal year. During the fiscal year ended August 31, 2016, there were no compensation committee interlock relationships with respect to members of the Board of Directors and the Compensation Committee as described in Item 407(e)(4)(iii) of Regulation S-K promulgated under the Exchange Act.

ITEM NO. 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, the Company’s stockholders are being asked to cast an advisory vote to approve the compensation of the Company’s Named Executive Officers (“NEOs”) identified in the Compensation Discussion and Analysis section of this proxy statement. This vote is commonly referred to as a “Say-on-Pay” vote.

At the Company’s 2011 Annual Meeting of Stockholders, the first Say-on-Pay vote was held and the Company’s stockholders were also asked, by a non-binding advisory vote, to express their preference as to the frequency of future Say-on-Pay votes and the Board of Directors recommended annual Say-on-Pay voting. The Company’s stockholders expressed a preference to have Say-on-Pay votes every year.

The following resolution will be presented for approval by the Company’s stockholders at the 2016 Annual Meeting of Stockholders:

“RESOLVED, that the stockholders of WD-40 Company (the “Company”) hereby approve the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement for the 2016 Annual Meeting of Stockholders and in the accompanying compensation tables and narrative disclosures.”

The advisory vote to approve executive compensation is a non-binding vote on the compensation of the Company’s NEOs. This proxy statement contains a description of the compensation provided to the NEOs as required by Item 402 of Regulation S-K promulgated under the Exchange Act.

Stockholders are encouraged to carefully consider the Compensation Discussion and Analysis, accompanying compensation tables and related narrative discussion in this proxy statement in considering this advisory vote. The Board of Directors believes that the compensation provided to the Company’s NEOs offers a competitive pay package with a proper balance of current and long term incentives aligned with the interests of the Company’s stockholders.

This is an advisory vote and will not affect compensation previously paid or awarded to the NEOs. While a vote disapproving the NEOs’ executive compensation will not be binding on the Board of Directors or the Compensation Committee, the Compensation Committee will consider the results of the advisory vote in making future executive compensation decisions.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting of Stockholders is required to approve this advisory vote on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE PROPOSED RESOLUTION FOR APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

COMPENSATION DISCUSSION AND ANALYSIS

WD-40 Company’s Compensation Discussion and Analysis addresses the executive compensation philosophy and the processes and decisions of the Compensation Committee of the Company’s Board of Directors (the “Committee”) with respect to the compensation of the Company’s Named Executive Officers (the “NEOs”). For fiscal year 2016, the Company’s NEOs were:

•	Garry O. Ridge, our Chief Executive Officer (“CEO”);
•	Jay W. Rembolt, our Vice President, Finance, Treasurer and Chief Financial Officer (“CFO”);
•	Michael L. Freeman, our Division President, the Americas;
•	William B. Noble, our Managing Director, EMEA; and
•	Geoffrey J. Holdsworth, our Managing Director, Asia-Pacific.

EXECUTIVE SUMMARY OF EXECUTIVE COMPENSATION DECISIONS AND RESULTS

The compensation structure for the NEOs is comprised of three elements: base salary, retention-related equity compensation and performance-related cash and equity compensation. Through the application of these elements, a significant portion of NEO realized compensation is directly tied to Company performance measured by increased earnings and total stockholder return (“TSR”).  Performance-based compensation tied to earnings is based on earnings before interest, income taxes, depreciation and amortization (“EBITDA”), not earnings per share.

Retention-related equity compensation includes restricted stock unit (“RSU”) awards that vest over a period of three years after grant. Retention-related equity compensation features are also reflected in our performance-based market share unit (“MSU”) awards that may be earned over a market return-based vesting period of three years.

Performance-related compensation includes (i) an annual cash Incentive Compensation opportunity that is tied to current fiscal year financial results; (ii) MSU awards that are tied to a measure of TSR;  and (iii) deferred performance unit (“DPU”) awards that are tied to current fiscal year financial results that exceed levels required for maximum payment of that portion of the cash Incentive Compensation opportunity that is tied to global EBITDA.

The foregoing compensation structure elements are described fully later in this Compensation Discussion and Analysis.

In establishing the framework for overall NEO compensation and in assessing such compensation for each NEO in light of individual and overall Company performance, the Committee considers actual and target levels of compensation with reference to both short-term and long-term performance periods as well as labor market data and peer group executive compensation. The Committee seeks to align individual NEO performance incentives with both short-term and long-term Company objectives. The Committee reviews each of the principal elements of NEO compensation to determine the effectiveness of the established framework for NEO compensation based on measures of Company performance, specifically including regional and global measures based on the Company’s EBITDA, but also including relative Company performance as compared to the established peer group of companies and a comparable market index. Additionally, the Committee also considers the relative achievement of longer term strategic objectives as to which each NEO is accountable.  Information regarding NEO strategic objectives is provided in the Executive Officer Compensation Decisions section below under the heading, Base Salary: Process.  The Committee believes that a review of NEO compensation and relative company performance over multi-year periods demonstrates the effectiveness of the Company’s established framework for NEO compensation.

THREE YEAR PERFORMANCE-BASED COMPENSATION REVIEW

For fiscal year 2016, the Company’s financial performance was strong, resulting in achievement of the maximum performance measure goals for regional and global EBITDA under the Company’s Incentive Compensation program (the “Performance Incentive Program”). As described in more detail below, maximum first level performance measure goals for the Americas, EMEA, and Asia-Pacific regions were all achieved.    In addition, the full maximum first and second level goals for global EBITDA were achieved.  As a result, each of the NEOs earned the maximum amount of Incentive Compensation for fiscal year 2016. The Company’s financial performance for fiscal year 2015, as measured against goals for regional and global EBITDA, was mixed.  Maximum first level goals for the Americas and Asia-Pacific regions were achieved in fiscal year 2015, but minimum first level goals for EMEA were not achieved. The second level minimum goal for global EBITDA was not achieved. As a result, earned Incentive Compensation amounts for fiscal year 2015 for the NEOs were at or near the target amounts (50% of the maximum earned Incentive Compensation opportunity) for all of the NEOs other than Mr. Noble and no Incentive Compensation was earned by Mr. Noble. The Company’s financial performance for fiscal year 2014 exceeded many of the goals established by the Committee for performance-based compensation earned for that year. As a result, earned Incentive Compensation for fiscal year 2014 for each NEO was above the target amount of the potential reward for all of the NEOs.

For the three fiscal years ended August 31, 2016, the TSR for the Company’s shares exceeded, by an absolute percentage point difference, the return for the Russell 2000 Index (the “Index”) by 91.4%. As a result, MSUs awarded to the NEOs in October 2013 provided vested shares of the Company’s common stock to the NEOs at the maximum amount of 200% of the target number of award shares. For the three fiscal years ended August 31, 2015, the TSR for the Company’s shares exceeded, by an absolute percentage point difference, the return for the Index by 27.5%. As a result, MSUs awarded to the NEOs in October 2012 provided vested shares of the Company’s common stock to the NEOs at the maximum amount of 200% of the target number of award shares. There were no performance-based equity awards providing for vesting as of the end of fiscal year 2014.

FISCAL YEAR 2016 COMPENSATION

Compensation decisions for fiscal year 2016 were made in October 2015 based on individual and Company performance during fiscal year 2015 and a market survey conducted by the Committee’s compensation consultant. The relative market percentile of total compensation for each of the NEOs for fiscal year 2016 based on peer group data is provided below under the heading Overall Reasonableness of Compensation.

The following is a summary of the decisions made by the Committee for NEO compensation for fiscal year 2016:

•

For fiscal year 2016, base salaries for the NEOs were not increased. Base salaries for the NEOs were assessed in relation to labor market information.  For fiscal year 2016, consideration was given to the appropriate relative mix of salary, annual Incentive Compensation and equity awards.

•

Annual Incentive Compensation is awarded to the NEOs under the Company’s Performance Incentive Compensation Plan described below under the heading Performance Incentive Program. For purposes of the Performance Incentive Program, goals for regional and global EBITDA were established at the beginning of the year. The Company’s performance as measured against these goals is described in detail below.  For fiscal year 2016, the target amounts of annual Incentive Compensation (50% of the maximum earned Incentive Compensation opportunity) for each of the NEOs were increased to provide a greater proportion of total target compensation in the form of performance-based annual compensation.

•

In October 2015, the NEOs received annual RSU awards providing for the issuance of a total of 7,326 shares of the Company’s common stock to be earned by continued employment by the Company over a vesting period of three years. These awards serve a retention purpose together with an incentive to maximize long term stockholder value through share price appreciation.

•

In October 2015, the NEOs received MSU awards subject to performance vesting covering a target number of shares of the Company’s common stock equal to 7,326 shares. If the Company’s TSR over the three year vesting period matches the median return for the Index, the target number of shares of the Company’s common stock would be issued to the NEOs. The actual number of shares to be issued will be from 0% to 200% of the target number of shares depending upon the Company’s TSR as compared to the return for the Index.[1]

•

In October 2015, the NEOs received DPU awards that provided an opportunity to receive up to an aggregate maximum of 11,078 additional shares of the Company’s common stock upon termination of employment.  The DPU awards provided for vesting as of the end of fiscal year 2016 if the Company were to achieve a level of global EBITDA for the fiscal year in excess of the maximum goal for global EBITDA established for the Performance Incentive Program[2].  Since the Company’s global EBITDA for fiscal year 2016 exceeded the maximum goal for global EBITDA established for the Performance Incentive Program, the DPU awards vested as to 19.3% of the maximum number of shares that each NEO was eligible to earn.

•

RSU,  MSU and DPU award amounts for fiscal year 2016 varied among the NEOs based on labor market compensation practices specific to the region of employment, relative achievement of individual performance measures and goals established for each NEO, as well as Company performance for fiscal year 2015 in areas over which each NEO had direct influence.

[1]	For a more complete description of the MSU awards, refer to the Executive Officer Compensation Decisions section below under the heading, Market Share Unit Awards.
[2]	For a more complete description of the DPU awards, refer to the Executive Officer Compensation Decisions section below under the heading, Deferred Performance Unit Awards.

•

The Company’s stockholders have provided advisory votes to approve executive compensation required by Section 14A of the Exchange Act (the “Say-on-Pay” votes) at the Company’s annual meeting of stockholders for fiscal years 2013, 2014 and 2015. In each instance, at least 95% of the votes cast in the Say-on-Pay votes approved the compensation of the NEOs as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statements for those fiscal years and in the accompanying compensation tables and narrative disclosures. The Committee has considered the results of these advisory Say-on-Pay votes in its decision-making for executive compensation of the NEOs and has concluded that no significant changes in executive compensation decisions and policies are warranted.

GOVERNANCE OF EXECUTIVE OFFICER COMPENSATION PROGRAM

The purpose of the Committee is to establish and administer the compensation arrangements for our CEO and the other executive officers of the Company, including the other NEOs, on behalf of the Board of Directors. The Committee is responsible for developing the Company’s overall executive compensation strategy, with support from management and the Committee’s independent compensation consulting firm.  For fiscal year 2016 compensation decisions, the Committee’s compensation consulting firm was Board Advisory, LLC.  The Committee also has responsibilities in connection with administration of the Company’s equity compensation plans.

The Committee operates pursuant to a Charter which outlines its responsibilities, including the Committee’s responsibilities with respect to performance reviews and approval of annual compensation arrangements for the NEOs. A copy of the Compensation Committee Charter can be found under the Investors section of the Company’s website at http://www.wd40company.com.

PROCESS FOR EVALUATING EXECUTIVE OFFICER PERFORMANCE AND COMPENSATION

In accord with its Charter, the Committee works with the Company’s Human Resources function in carrying out its responsibilities. The Vice President of Global Organization Development is management’s liaison with the Committee. The Committee’s independent compensation consulting firm provides advice and information relating to executive compensation. For fiscal year 2016, the compensation consulting firm assisted the Committee in the evaluation of executive base salary, Incentive Compensation opportunities, equity incentive design and award levels, and the specific pay recommendation for our CEO.  The Committee’s compensation consulting firm reports directly to the Committee and provides no additional services for management.

EXECUTIVE COMPENSATION PHILOSOPHY AND FRAMEWORK

COMPENSATION OBJECTIVES

The Company’s executive compensation program is designed to achieve five primary objectives:

1.Attract, motivate, reward and retain high performing executives;

2.Align the interests and compensation of executives with the value created for stockholders;

3.Create a sense of motivation among executives to achieve both short- and long-term Company objectives;

4.Create a direct, meaningful link between business and team performance and individual accomplishment and rewards; and

5.Ensure our compensation programs are appropriately competitive in the relevant labor markets.

TARGET PAY POSITION/MIX OF PAY

The Company’s compensation program consists primarily of base salary, annual cash incentives, and long-term oriented equity awards. Each of these components is discussed in greater detail in the Executive Officer Compensation Decisions section below. The Committee has established a target for executive officer total compensation (defined as base salary, plus target Incentive Compensation, plus the grant date fair value of equity awards) at the median market level of compensation for each position (details on the use of peer group data to establish the median market level is provided below). Actual pay may vary, based on Company and/or individual performance, length of time within the position, and anticipated contribution. The Committee does not adhere to specific guidelines regarding the percentage of total compensation that should be represented by each compensation component, but monitors market competitiveness. A review of total compensation for each NEO relative to the target market percentile is provided in the Executive Officer Compensation Decisions section below under the heading, Overall Reasonableness of Compensation.

COMPENSATION BENCHMARKING

For purposes of its fiscal year 2016 compensation decisions, the Committee examined the executive compensation practices of a peer group of nineteen companies to assess the competitiveness of the Company’s executive compensation. Peer group companies were selected from a list of U.S. headquartered companies having revenues and earnings reasonably comparable to the Company and doing business in the specialty chemical industry or within specific consumer products categories. In addition to the peer group data, the Committee considers surveys of general industry company data provided by Hay Group, a global management consulting firm and Kenexa, an IBM Company. These data sources are applied by the Committee to establish the market median level of compensation for each executive officer position. The companies used in the peer group analysis for fiscal year 2016 compensation decisions were as follows:

•	Aceto Corporation	•	Landec Corporation
•	American Vanguard Corporation	•	National Presto Industries, Inc.
•	Balchem Corporation	•	Nutraceutical International Corporation
•	Calgon Carbon Corporation	•	Oil-Dri Corporation of America
•	Cambrex Corporation	•	Park Electrochemical Corp.
•	Flotek Industries Inc.	•	Prestige Brands Holdings, Inc.
•	Hawkins, Inc.	•	Quaker Chemical Corporation
•	Innophos Holdings, Inc.	•	Synutra International, Inc.
•	Innospec Inc.	•	USANA Health Sciences, Inc.
•	Inter Parfums, Inc.

EXECUTIVE OFFICER COMPENSATION DECISIONS FOR FISCAL YEAR 2016

BASE SALARY: PROCESS

Base salaries for all executive officers, including the NEOs, are approved by the Committee effective for the beginning of each fiscal year. In setting base salaries, the Committee considers the salary range prepared by its compensation advisor based on each NEO’s job responsibilities and the market 50th percentile target pay position. Salary adjustments, if any, are based on factors such as individual performance, position, current pay relative to the market, future anticipated contribution and the Company-wide merit increase budget. Assessment of individual performance follows a rigorous evaluation process, including self-evaluation and the establishment of annual goals for each executive officer and an assessment of the achievement thereof. Individual performance elements considered in this process included individual and Company performance goals and achievements in such areas as growth, innovation, leadership, earnings and customer relations for Mr. Ridge; governance and risk, compliance, forecasting and financial reporting for Mr. Rembolt; and business unit performance, teamwork, execution and growth for Messrs. Freeman, Noble and Holdsworth.

BASE SALARY: FISCAL YEAR 2016

In October 2015, the Committee reviewed the market competitiveness of executive officer base salaries relative to peer group market data presented by the Committee’s compensation advisor. Based on its review of the peer group market data, no  increases in base salary were approved by the Committee for any of the NEOs for fiscal year 2016.

PERFORMANCE INCENTIVE PROGRAM

The Company uses its Performance Incentive Program to tie executive officer compensation to the Company’s financial performance. All Company employees participate in the same Performance Incentive Program as described below. The Performance Incentive Program is offered to the executive officers pursuant to the WD-40 Company Performance Incentive Compensation Plan most recently approved by the stockholders at the Company’s 2012 Annual Meeting of Stockholders.

The Performance Incentive Program provides direct incentives to all Company employees, including executive officers, to affect regional financial performance and, for the Company as a whole, to promote sales at increasing levels of profitability. Specific performance measures tied to regional financial results are used in the Performance Incentive Program formulas as applied to each employee according to his or her particular area of responsibility.

For the NEOs, Incentive Compensation opportunity awards for fiscal year 2016 were based on pre-established goals for the following corporate performance measures: (i) the Company’s EBITDA computed for each of the Company’s relevant financial reporting segments (“Regional EBITDA”); and (ii) EBITDA computed on a consolidated basis (“Global EBITDA”). The calculations of attainment of these performance measures for the NEOs are the same as the calculations for all other employees for whom such performance measures were applicable.

The Company’s Incentive Compensation program, as applied to all of its employees, is designed with the intent to fund the Incentive Compensation payout to all employees, including the NEOs, from increased earnings over the prior fiscal year.  If the Company does not realize an increase in Global EBITDA over the prior year, it is possible that Mr. Freeman, Mr. Noble and/or Mr. Holdsworth will earn some Incentive Compensation because the performance measure for a portion of the Incentive Compensation opportunity payable to those NEOs is based on Regional EBITDA.

Depending upon actual performance results, the Incentive Compensation opportunities for fiscal year 2016 range from 0% up to 150% of base salary for Mr. Ridge, from 0% up to 100% of base salary for Messrs. Rembolt and Freeman, from 0% up to 80% of base salary for Mr. Noble, and from 0% up to 80% of an amount referred to in Australia for compensation comparison purposes as the fixed annual reward (“FAR”)1 for Mr. Holdsworth. These Incentive Compensation opportunity percentages represent increases over the percentages applied in prior years.  Mr. Ridge’s maximum percentage opportunity increased from 100% to 150%.  The maximum percentage opportunity increased from 60% to 100% for Messrs. Rembolt and Freeman and from 60% to 80% for Messrs. Noble and Holdsworth.  These increased percentage opportunities were established by the Committee based upon competitive market data that supports target incentive compensation at higher levels for each of the NEOs and a greater proportion of overall compensation represented by performance-based compensation.

The maximum Incentive Compensation potential for employees under the Performance Incentive Program is referred to herein as the employee’s “Annual Opportunity.” For each of the NEOs, the Performance Incentive Program for fiscal year 2016 provided two performance measure levels (“Levels A and C”) for determination of earned Incentive Compensation; each level represented 50% of the Annual Opportunity. The Performance Incentive Program is consistently applied for all employees of the Company except that there are three performance measure levels (“Levels A, B and C”) for all employees other than the NEOs and certain other management employees. The maximum Incentive Compensation payouts for Messrs. Freeman, Noble and Holdsworth required achievement of specified segment goals for Regional EBITDA (Level A) and Company performance that equaled the maximum goal amount for Global EBITDA as described below (Level C). For Messrs. Ridge and Rembolt (each of whom has global rather than regional responsibilities), the maximum Incentive Compensation payouts required achievement of specified goals for Global EBITDA for each of Levels A and C.

Only two of the three performance measure goals are applied for the NEOs and certain other management employees for purposes of calculating earned Incentive Compensation in order to provide an increased incentive to those employees to achieve the maximum level of Global EBITDA results for the benefit of stockholders.  Level B performance measure goals for other employees are more directed to achievement of goals tied to areas over which they have more direct influence. For such other employees, Level A represented 50% of the Annual Opportunity, Level B represented 30% of the Annual Opportunity and Level C represented 20% of the Annual Opportunity.

Target and maximum payout amounts for each of the NEOs for the fiscal year 2016 Performance Incentive Program are disclosed below in the table under the heading, Grants of Plan-Based Awards -  Fiscal Year 2016.

[1]

Mr. Holdsworth’s FAR includes his base salary (as reported in the Summary Compensation Table) and welfare benefit costs, vehicle allowance costs and retirement plan contribution as described in footnote 3 to the Summary Compensation Table

The table below sets forth the fiscal year 2016 Performance Incentive Program payout weightings and the minimum and maximum goals for the performance measures applicable to each of the NEOs.  The minimum and maximum Level A goals for Regional and Global EBITDA were based on earnings before deduction of any Incentive Compensation amounts.  The minimum and maximum Level C goals for Global EBITDA were based on earnings after deduction of an estimate of the maximum possible Incentive Compensation amounts for Levels A and B, but before deduction of Incentive Compensation amounts for Level C.

Level	Performance Measure	Garry O. Ridge Jay W. Rembolt	Michael L. Freeman	William B. Noble	Geoffrey J. Holdsworth	Minimum Goal FY 2016 ($ thousands)	Maximum Goal FY 2016 ($ thousands)
A	Regional EBITDA (Americas)	N/A	50%	N/A	N/A	$ 51,157	$ 55,174
A	Regional EBITDA (EMEA)[1]	N/A	N/A	50%	N/A	$ 30,738	$ 36,465
A	Regional EBITDA (Asia-Pacific)	N/A	N/A	N/A	50%	$ 13,600	$ 15,600
A	Global EBITDA	50%	N/A	N/A	N/A	$ 77,801	$ 82,815
C	Global EBITDA	50%	50%	50%	50%	$ 74,650	$ 80,788

[1]	EMEA figures have been converted from Great Britain pounds sterling (“GBP”) at an average annual exchange rate for fiscal year 2016 of $1.4499 per GBP.

The following table sets forth the actual fiscal year 2016 performance results and percentage achievement for each of the performance measures under the Performance Incentive Program formulas applicable to the NEOs:

Level	Performance Measure	Actual FY 2016 ($ thousands)	% Achievement
A	Regional EBITDA (Americas)	$ 57,577	100.0%
A	Regional EBITDA (EMEA)[1]	$ 38,425	100.0%
A	Regional EBITDA (Asia-Pacific)	$ 16,821	100.0%
A	Global EBITDA	$ 92,012	100.0%
C	Global EBITDA	$ 81,544	100.0%

[1]	EMEA figures have been converted from Great Britain pounds sterling (“GBP”) at an average annual exchange rate for fiscal year 2016 of $1.4499 per GBP.

Achievement of the maximum goals for Regional EBITDA and Global EBITDA is intended to be attainable through the concerted efforts of all management teams working in their own regions and areas of responsibility and for the Company as a whole.

Based on the Company’s fiscal year 2016 performance and the Committee’s certification of the relative attainment of each of the performance measures under the Performance Incentive Program, the payouts for our executive officers, including the NEOs, were calculated. On October 10, 2016, the Committee approved payment of the following Incentive Compensation amounts to the NEOs for fiscal year 2016 performance:

Executive Officer	Title	FY 2016 Annual Opportunity (As % of Base Salary2)	FY 2016 Incentive Compensation Paid ($)	FY 2016 Actual Incentive Compensation (As % of Opportunity)
Garry O. Ridge	President and Chief Executive Officer	150%	$ 963,624	100%
Jay W. Rembolt	Vice President, Finance, Treasurer	100%	$ 308,664	100%
	and Chief Financial Officer
Michael L. Freeman	Division President, the Americas	100%	$ 332,585	100%
William B. Noble[1]	Managing Director, EMEA	80%	$ 258,516	100%
Geoffrey J. Holdsworth[2]	Managing Director, Asia-Pacific	80%	$ 221,854	100%

[1]	Mr. Noble’s Incentive Compensation amount has been converted from Great Britain pounds sterling (“GBP”) at an average annual exchange rate for fiscal year 2016 of $1.4499 per GBP.
[2]

Mr. Holdsworth’s Incentive Compensation amount has been converted from Australian dollars (“AUD”) at an average annual exchange rate for fiscal year 2016 of $0.7270 per AUD.  As noted above, Mr. Holdsworth’ Annual Opportunity is based on his FAR rather than his base salary.

As an example of the operation of the Performance Incentive Program, Mr.  Freeman’s Incentive Compensation payout for fiscal year 2016 was computed as follows:

•	Incentive Compensation Annual Opportunity = 100% X Eligible Earnings ($332,585) = $332,585.
•	Level A (Regional EBITDA (Americas)) = 50% of Annual Opportunity = $166,293.

—  Level A Incentive Compensation = Level A Achievement (100%) X Level A Annual Opportunity = $166,293.

•	Level C (Global EBITDA) = 50% of Annual Opportunity = $166,293.

—  Level C Incentive Compensation = Level C Achievement (100%) X Level C Annual Opportunity = $166,293.

Mr. Freeman’s aggregate Incentive Compensation payout was the sum of the payouts under Levels A and C of the Performance Incentive Program, or $332,585.

Equity Compensation

Equity compensation is a critical component of the Company’s efforts to attract and retain executives and key employees, encourage employee ownership in the Company, link pay with performance and align the interests of executive officers with those of stockholders. To provide appropriately directed incentives to our executive officers, the Committee has provided awards of time-vesting restricted stock unit (“RSU”) awards as well as performance-vesting market share unit (“MSU”) awards and deferred performance unit (“DPU”) awards. Equity awards are granted pursuant to the Company’s 2007 Stock Incentive Plan (the “Stock Incentive Plan”) approved by the stockholders at the 2007 Annual Meeting of Stockholders.

The Company’s MSU awards are tied to a measure of total stockholder return (“TSR”) that is determined by reference to a change in the value of the Company’s common stock with reinvestment of dividends. In October 2015, the Committee granted primary equity allocations of RSU and MSU awards for fiscal year 2016. The authorized awards were divided equally between the two types of awards for each NEO.  MSU awards provide for vesting after a three year performance vesting period based on a comparison of the Company’s TSR against the Russell 2000 Index (the “Index”) as described in more detail below.  In addition to the RSU and MSU awards, the NEOs also received DPU awards in October 2015. As compared to the retention and long term performance-based attributes of the RSU and MSU awards, the DPU awards provide an incentive reward for achieving Global EBITDA results for the fiscal year in excess of the amount of Global EBITDA required for maximum payout of Incentive Compensation under Level C of the Performance Incentive Program as described above.  DPU awards provide for vesting at the end of the fiscal year for which they are granted. All RSU, MSU and DPU awards are subject to terms and conditions set forth in an applicable award agreement (the “Award Agreement”).

The principal attributes and benefits of the RSU, MSU and DPU awards for executive officers are as follows:

•	RSU awards provide for vesting in relatively equal portions over a period of three years from the grant date.

•

MSU awards provide for performance-based vesting tied to the Company’s TSR over a performance measurement period of three fiscal years beginning with the fiscal year in which the awards are granted and ending on August 31st of the third year.

•

DPU awards provide for performance-based vesting tied to the Company’s Global EBITDA achievement for the current fiscal year in excess of the maximum goal for Global EBITDA under Level C of the Company’s Performance Incentive Program.

•	RSU and MSU awards provide for the issuance of shares of the Company’s common stock upon vesting.
•

Vested DPU awards provide for the issuance of shares of the Company’s common stock only upon termination of employment.  Until issuance of the shares for vested DPU awards, the holders of the vested DPU awards are entitled to receive dividend equivalent payments with respect to their vested DPU awards, payable in cash as and when dividends are declared upon shares of the Company’s common stock.

•

A mix of RSU, MSU and DPU awards is appropriate as compared to RSU awards alone or other equity awards, such as stock options, for the following reasons: i) MSU awards granted annually provide a more direct performance-based incentive aligned directly with longer term stockholder interests; ii) RSU awards have a greater perceived value to recipients than stock options; iii) DPU awards offer a reward for exceeding the highest goal for near-term financial results for the Company; iv) RSU, MSU and DPU awards have a lower compensation expense impact on the Company’s reported financial results than stock options; v) RSU, MSU and DPU awards have less dilutive impact on a share count basis than stock options; and vi) the issuance of shares of the Company’s common stock upon vesting of RSUs and MSUs, and the deferred issuance of shares following vesting of DPU awards, encourages long-term stock ownership and facilitates the achievement of the Company’s stock ownership guidelines (as described below in the Other Compensation Policies section, under the heading, Executive Officer Stock Ownership Guidelines).

The Board recognizes the potentially dilutive impact of equity awards. The Company’s equity award practices are designed to balance the impact of dilution and the Company’s need to remain competitive by recruiting, retaining and providing incentives for high-performing employees.

Restricted Stock Unit Awards

RSU awards provide for the issuance of shares of the Company’s common stock to the award recipient upon vesting provided that the recipient remains employed with the Company through each vesting date. Shares of the Company’s common stock equal to the portion of the RSU award that has vested are issued promptly upon the vesting date. RSU awards provide for vesting over a period of three years from the grant date. 34% of the RSU award will vest on the first vesting date and 33% of the RSU award will vest on each of the second and third vesting dates. The vesting date each year is the third business day following the Company’s public release of its annual earnings for the preceding fiscal year, but not later than November 15 of the vesting year. Payment of required withholding taxes due with respect to the vesting of the RSU awards, if any, will be covered through withholding of shares by the Company. For RSU award recipients who retire from the Company after reaching age 65, all RSUs will have a vesting date that is 30 days following the effective date of retirement.  The Company will issue a net number of shares to the recipient for a vested RSU award after withholding shares having a value as of the vesting date equal to the required tax withholding obligation.

Market Share Unit Awards

MSU awards provide for performance-based vesting over a performance measurement period of three fiscal years commencing with the fiscal year in which the MSU awards are granted (the “Measurement Period”). The recipient must remain employed with the Company for vesting purposes until the date on which the Committee certifies achievement of the requisite performance provided for in the MSU Award Agreement. A number of shares of the Company’s common stock equal to an “Applicable Percentage” of the “Target Number” of shares covered by the MSU awards to the NEOs will be issued as of the “Settlement Date”. The Applicable Percentage is determined by reference to the performance vesting provisions of the MSU Award Agreements as described below. The Settlement Date for an MSU award is the third business day following the Company’s public release of its annual earnings for the third fiscal year of the Measurement Period. Payment of required withholding taxes due with respect to the settlement of an MSU award, if any, will be covered through withholding of shares by the Company. The Company will issue a net number of shares to the recipient for a vested MSU award after withholding shares having a value as of the Settlement Date equal to the required tax withholding obligation.

The performance vesting provisions of MSU awards are based on relative TSR for the Company over the Measurement Period as compared to the total return (“Return”) for the Index as reported for total return (with dividends reinvested), as published by Russell Investments. For purposes of computing the relative TSR for the Company as compared to the Return for the Index, dividends paid with respect to the Shares will be treated as having been reinvested as of the ex-dividend date for each declared dividend. The Applicable Percentage of the Target Number of shares will be determined based on the absolute percentage point difference between the TSR for the Company as compared to the Return for the Index as set forth in the table below:

Relative TSR
(absolute percentage point difference)	Applicable Percentage
> 20%	200%
20%	200%
15%	175%
10%	150%
5%	125%
Equal	100%
-5%	75%
-10%	50%
>-10%	0%

The Applicable Percentage will be determined on a straight line sliding scale from the minimum 50% Applicable Percentage achievement level to the maximum 200% Applicable Percentage achievement level. For purposes of determining the TSR for the Company and the Return for the Index, the beginning and ending values for each measure will be determined on an average basis over a period of all market trading days within the ninety (90) calendar days prior to the beginning of the fiscal year for the beginning of the Measurement Period and over a period of all market trading days within the ninety (90) calendar days prior to the end of the third fiscal year of the Measurement Period. For purposes of determining relative achievement, actual results are to be rounded to the nearest tenth of one percent and rounded up from the midpoint. The number of MSU Shares to be issued on the Settlement Date is to be rounded to the nearest whole share and rounded upward from the midpoint.

In the event of a Change in Control (as defined in the Stock Incentive Plan), the Measurement Period will end as of the effective date of the Change in Control and the ending values for calculating the TSR for the Company and the Return for the Index will be determined based on the closing price of the Company’s common stock and the value of the Index, respectively, immediately prior to the effective date of the Change in Control. The Applicable Percentage will be applied to a proportionate amount of the Target Number of MSUs based on the portion of the Measurement Period elapsed as of the effective date of the Change in Control. The recipient NEO will receive RSUs for the portion of the Target Number of MSUs to which the Applicable Percentage is not applied. Those RSUs will time vest, subject to rights under the NEO’s Change of Control Severance Agreement, as of the Settlement Date.

Deferred Performance Unit Awards

DPU awards provide for performance-based vesting over a performance measurement period of the fiscal year in which the DPU awards are granted (the “Measurement Year”).  The DPU awards  provide for vesting of a number of DPUs equal to an “Applicable Percentage” of the “Maximum Number” of DPUs” awarded to the NEOs following conclusion of the Measurement Year (“Vested DPUs”).  The recipient must remain employed with the Company for vesting purposes until August 31 of the Measurement Year. For NEOs who are residents of the United States, the Vested DPUs must be held until termination of employment.  Following termination of employment, each Vested DPU will be settled by issuance of one share of the Company’s common stock (a “DPU Share”). The Maximum Number of DPUs refers to the maximum number of DPU Shares that may be issued with respect to a DPU award upon full achievement of the applicable performance goal as described below.  The Applicable Percentage is determined by reference to the performance vesting provisions of the DPU Award Agreement as described below. For NEOs who are not residents of the United States, the Compensation Committee has discretion to either defer settlement of each Vested DPU by issuance of a DPU Share following termination of employment or settle each Vested DPU in cash by immediate payment of an amount equal to the closing price of one share of the Company’s common stock as of the date of the Compensation Committee’s certification of achievement of the performance measure applied in determination of the Applicable Percentage.

Each Vested DPU that is not settled in cash will include the right to receive a dividend equivalent payment in an amount equal to the dividends declared with respect to the Company’s common stock for each Vested DPU.  Such dividend equivalent payments are to be paid in cash as ordinary compensation income as and when common stock dividends are paid by the Company, provided, however, that the Company may elect to accumulate such dividend equivalent payments for later payment not less often than annually.

The performance vesting provisions of the DPUs are based on relative achievement within an established performance measure range of the Company’s EBITDA before deduction of the stock-based compensation expense for the Vested DPUs (“Adjusted Global EBITDA”) for the Measurement Year.

For fiscal year 2016, the performance vesting provisions for the DPUs were established as set forth in the table below:

Adjusted Global EBITDA[1]	Applicable Percentage
> $80,769,000	100%
$80,769,000	100%
$76,980,000	5%
< $76,980,000	0%
$76,780,000*	0%
* Implied zero percentage achievement level.

[1]

The calculation of Adjusted Global EBITDA accounts for full payment of all Incentive Compensation earned for the fiscal year. On the other hand, the maximum goal for Level C under the Performance Incentive Program set forth in the table on page 22 does not account for payment of any Level C Incentive Compensation. As a result, the minimum amount included in the table above is less than the amount included in the table on page 22 as the maximum Level C goal for Global EBITDA.

The Applicable Percentage will be determined on a straight line sliding scale from the implied zero percentage achievement level to the maximum 100% Applicable Percentage achievement level, but the Applicable Percentage shall not be less than 5%. For purposes of determining the Applicable Percentage, the calculated percentage is to be rounded to the nearest tenth of one percent and rounded upward from the midpoint.  The number of Vested DPUs is to be rounded to the nearest whole unit and rounded upward from the midpoint.

Equity Awards – Fiscal Year 2016

For fiscal year 2016, equity awards to our executive officers were granted to satisfy goals for executive officer retention, to provide incentives for current and future performance, and to meet objectives for overall levels of compensation and pay mix. RSU,  MSU and DPU awards were granted to the NEOs by the Committee in October 2015. All of the equity awards are set forth below in the table under the heading, Grants of Plan-Based Awards - Fiscal Year 2016. In establishing award levels for the NEOs for fiscal year 2016, the Committee placed emphasis on long-term retention goals and desired incentives for current and future contributions. The RSU and MSU awards to our CEO were, consistent with past practice, larger than the awards to the other NEOs in recognition of his higher level of responsibility for overall Company performance and based upon market data that supports a higher level of equity compensation for our CEO.  The specific RSU award amounts and Target Number of shares covered by MSU awards were determined for each NEO based on an assessment of the NEO’s achievement of individual performance goals as well as Company performance for fiscal year 2015 in areas over which the NEO had particular influence.  The DPU award amounts were established by reference to each NEO’s Incentive Compensation opportunity amount based on fiscal year 2015 base salary amounts and fiscal year 2016 maximum percentage opportunity for Incentive Compensation – the share equivalent value of the DPUs awarded to each NEO as of the date of grant equals 50% of the NEO’s maximum Incentive Compensation opportunity amount.

Market Share Unit Award Vesting for Three Fiscal Year Performance Achievement

On October 10,  2016, the Committee certified achievement of the performance measure applicable to MSU awards granted to the NEOs in October 2013. The Committee certified the Company’s relative TSR as compared to the Return for the Index for the performance Measurement Period ended August 31, 2016 for purposes of calculating the vested number of shares of the Company’s common stock for those MSU awards.  The relative TSR as compared to the Return for the Index (as an absolute percentage point difference) over the three fiscal year Measurement Period ending August 31, 2016 was 91.4%.  As a result, based on the table above in the description of the MSU awards, the Applicable Percentage of the Target Number of shares underlying the MSU awards granted in October 2013 was 200%.

For the MSU awards granted to the NEOs in October 2013, the NEOs were thus eligible to receive 200% of the Target Number of shares of the Company’s common stock underlying the MSU awards.  The following table sets forth the Target Number and vested number of shares underlying the MSU awards granted to each NEO in October 2013:

Executive Officer	Target Number	Vested Shares
Garry O. Ridge	4,571	9,142
Jay W. Rembolt	1,142	2,284
Michael L. Freeman	1,142	2,284
William B. Noble	838	1,676
Geoffrey J. Holdsworth	571	1,142

Deferred Performance Unit Award Vesting for Fiscal Year 2016 Performance Achievement

On October 10, 2016, the Committee certified achievement of the performance measure applicable to DPU awards granted to the NEOs in October 2015.  The Committee certified the calculation of the Company’s Adjusted Global EBITDA (as described above in the description of the DPU awards) in the amount of $77,549,000.  As a result, based on the table above in the description of the DPU awards, the Applicable Percentage of the Maximum Number of shares underlying the DPU awards granted in October 2015 was  19.3%.

For the DPU awards granted to the NEOs in October 2015, the number of Vested DPUs that each of the NEOs was entitled to receive as of August 31, 2016 was 19.3% of the Maximum Number of DPU Shares underlying such DPU awards.  The following table sets forth the Maximum Number of shares underlying the DPU awards granted to each NEO and the number of Vested DPUs each NEO has received:

Executive Officer	Maximum Number	Vested DPUs
Garry O. Ridge	5,009	967
Jay W. Rembolt	1,604	310
Michael L. Freeman	1,729	334
William B. Noble	1,451	280
Geoffrey J. Holdsworth	1,285	248

BENEFITS AND PERQUISITES

As is the case with most Company employees, the NEOs are provided with standard health and welfare benefits, and, for the NEOs other than Mr. Noble and Mr. Holdsworth, the opportunity to participate in the WD-40 Company Profit Sharing/401(k) Plan (the “Plan”). The Plan serves to provide our executive officers, including the eligible NEOs, with tax-advantaged retirement savings as an additional component of overall compensation. Employees have the right to invest the Company’s contributions to the Plan in a Company Stock Fund invested in shares of the Company’s common stock as an alternative to other investment choices available under the Plan.  For Mr. Noble and Mr. Holdsworth, the Company provides contributions to local retirement programs for their benefit.

The Company maintains individual Supplemental Death Benefit Plan agreements with each of the NEOs other than Mr. Noble and Mr. Holdsworth.  The Company’s Supplemental Death Benefit Plan agreement obligations are funded by life insurance policies owned by the Company.

The Company also provides leased vehicles to its executive officers and private health insurance for Mr. Noble in excess of coverage available to other Company employees in the United Kingdom. The costs associated with the perquisites and other personal benefits provided to the NEOs are included in the Summary Compensation Table below and they are separately identified in the footnote disclosure of such perquisites and other personal benefits included with the Summary Compensation Table.

The Committee considers the cost of the foregoing health and welfare benefits and perquisites in connection with its approval of the total compensation for each of our NEOs. All such costs are considered appropriate in support of the Committee’s objective of attracting and retaining high quality executive officers because they are common forms of compensation for senior executives and are expected by such executives when they consider competing compensation packages.

POST-EMPLOYMENT OBLIGATIONS

The Company has change of control severance agreements with each of the NEOs. The specific terms of the agreements are described in detail below under the heading, Change of Control Severance Agreements. The agreements were entered into with our executive officers after extensive review by the Committee and the Board of Directors and negotiation with the executive officers to replace previously existing employment agreements. Consideration was given to possible inclusion of severance compensation to be paid to the executive officers in the event of their termination of employment without cause (or for good reason) without regard to the existence of a change of control of the Company. No such provisions were included and severance compensation is payable only following a termination of employment without “cause” or for “good reason” within two years following a “change of control” of the Company (as the quoted terms are defined in the severance agreements).

The Committee believes that the change of control severance agreements help ensure the best interests of stockholders by fostering continuous employment of key management personnel. As is the case in many public companies, the possibility of an unsolicited change of control exists. The uncertainty among management that can arise from a possible change of control can result in the untimely departure or distraction of key executive officers. Reasonable change of control severance agreements reinforce continued attention and dedication of executive officers to their assigned duties and support the Committee’s objective of retaining high quality executives.

OVERALL REASONABLENESS OF COMPENSATION

The Committee believes that the Company is achieving its compensation objectives and, in particular, rewards executive officers for driving operational success and stockholder value creation. Based on reviews of tally sheets and a “pay-for-performance” analysis by the Committee, and in light of the Company’s compensation objectives, the Committee and the Board of Directors believe that the pay mix and target pay position relative to market for each of the NEOs are reasonable and appropriate. The “pay-for-performance” analysis includes a review of the individual components of executive officer compensation that are tied to Company performance, as measured by identified performance metrics as well as the price of the Company’s common stock. In particular, the Committee reviews executive officer Incentive Compensation to determine whether it appropriately rewards achievement of specific target levels of Company performance and does not otherwise provide rewards in the absence of reasonable measures of individual and Company success. Similarly, with respect to equity awards, the Committee considers the effectiveness of such awards in providing a reasonable incentive to the executive officers to increase profits (as measured by Regional and Global EBITDA) and total stockholder return without inappropriately rewarding the executive officers if performance targets are not achieved over the long term.

The following table sets forth the total compensation for each of our NEOs (based on cash compensation received as base salary and earned Incentive Compensation, the value of Vested DPUs at their date of grant per share value, plus the value of equity awards other than the DPUs at their date of grant per share values) for fiscal year 2016, together with the relative market percentile for each NEO:

Executive Officer	Base Salary	Annual Earned Incentive Compensation	Value of Vested DPU Awards[1]	Value of Stock Awards[2]	Total Compensation	Present Value of Total Compensation Received as a Percentage of Market Median
Garry O. Ridge	$ 642,416	$ 963,624	$ 93,006	$ 849,846	$ 2,548,892	146%
Jay W. Rembolt	$ 308,664	$ 308,664	$ 29,816	$ 174,855	$ 821,999	137%
Michael L. Freeman	$ 332,585	$ 332,585	$ 32,124	$ 174,855	$ 872,149	153%
William B. Noble[3]	$ 323,145	$ 258,516	$ 26,930	$ 109,838	$ 718,429	139%
Geoffrey J. Holdsworth[4]	$ 205,850	$ 221,854	$ 23,853	$ 99,835	$ 551,392	121%

[1]

For purposes of comparing total compensation for fiscal year 2016 to market median compensation levels for each NEO, the Committee included the Value of Vested DPUs based on the closing price of the Company’s common stock on the grant date of $96.18 per share.  The Committee treats the DPUs separately from other stock-based awards and has included their value (based on the number of Vested DPUs earned by each NEO) as an additional element of short-term incentive compensation because the DPUs are designed as a supplemental reward for achievement of financial performance for the fiscal year that exceeds the highest level of performance required under the Company’s Performance Incentive Program.

[2]

For purposes of comparing total compensation for fiscal year 2016 to market median compensation levels for each NEO, the Committee included the Value of Stock Awards (RSUs and MSUs) based on the closing price of the Company’s common stock on the grant date of $96.18.  MSUs are valued based on the target number of shares of the Company’s common stock to be issued upon achievement of the applicable performance measure.   Information concerning all of the Stock Awards (including the DPUs) for fiscal year 2016 is set forth below in the table under the heading, Grants of Plan-Based Awards - Fiscal Year 2016.

[3]	Mr. Noble’s salary and Incentive Compensation amounts have been converted from Great Britain pounds sterling (“GBP”) at an average annual exchange rate for fiscal year 2016 of $1.4499 per GBP.
[4]	Mr. Holdsworth’s salary and Incentive Compensation amounts have been converted from Australian dollars (“AUD”) at an average annual exchange rate for fiscal year 2016 of $0.7270 per AUD.

For fiscal year 2016, total compensation for our NEOs was assessed by the Committee’s compensation consulting firm. As noted in the table above, total compensation for the NEOs ranged from 121% to 153% of the market median compensation level for each position as determined by the Committee’s compensation consulting firm. The levels of compensation are considered by the Committee to be in line with target compensation levels for the NEOs in a year in which the Company’s performance was strong.  These market position comparisons are based on the blended analysis from the Committee’s compensation consultant which incorporates peer group proxy analysis and general industry survey data as discussed above under the heading, Compensation Benchmarking.

OTHER COMPENSATION POLICIES

EXCHANGE ACT RULE 10b5-1 TRADING PLANS AND INSIDER TRADING GUIDELINES

The Company maintains insider trading guidelines, including transaction pre-approval requirements, applicable to our officers and directors required to report changes in beneficial ownership under Section 16 of the Exchange Act as well as certain other employees who can be expected to have access to material non-public information concerning the Company. These insider trading guidelines also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To avoid the potential for abuse, the Company’s policy with respect to such trading plans is that, once adopted, trading plans are not subject to change or cancellation. Any such change or cancellation of an approved trading plan by an executive officer, director or employee covered by the Company’s insider trading guidelines in violation of the policy will result in the Company’s refusal to approve future trading plan requests for that person.

EXECUTIVE OFFICER STOCK OWNERSHIP GUIDELINES

The Board of Directors has approved guidelines for executive officer ownership of the Company’s common stock. The guidelines specify that each executive officer will be expected to attain, within a period of five years from the later of the date of election of the executive officer or the date of adoption of the guidelines, and to maintain thereafter, equity ownership in the Company valued at not less than one times his or her current base salary for executive officers other than our CEO and CFO, two times the current base salary for our CFO, and five times the current base salary for our CEO. Valuation for purposes of the guidelines is to be determined at the higher of cost or current fair market value for shares of the Company’s common stock held outright and shares underlying vested RSUs, MSUs and DPUs then held. Vested stock options are valued on a net after tax basis assuming a 45% marginal tax rate on the stock option value equal to the current market price for the Company’s common stock less the option exercise price.

The Board of Directors believes that the stock ownership guidelines serve to improve alignment of the interests of our executive officers and the Company’s stockholders. At the present time, all of the NEOs have exceeded the expected level of stock ownership.

As noted above under the heading Equity Compensation, the NEOs receive both time-vesting RSU awards and performance-based vesting MSU and DPU awards. As the RSU and MSU awards vest, shares of the Company’s common stock are issued to the NEOs and these shares may then be sold or retained, subject to the stock ownership guidelines described above.  Vested DPU awards provide for deferred issuance of shares to the NEOs upon termination of employment.  Outstanding unvested RSU and MSU awards held as of August 31, 2016 by the NEOs are set forth, together with stock options granted for fiscal years prior to 2009, in the table below under the heading, Outstanding Equity Awards at 2016 Fiscal Year End.  All of the NEOs hold Vested DPUs and each of the NEOs, other than Mr. Rembolt, holds vested RSU awards that must be retained until termination of employment as noted above in the footnotes to the tables under the heading, Security Ownership of Directors and Executive Officers.

TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) limits the deductibility of compensation payable in any tax year to certain covered executive officers (generally limited to the NEOs, but presently excluding the CFO pursuant to current Treasury Department guidance). Section 162(m) of the Code generally provides that a publicly-held company cannot deduct compensation paid to its most highly paid executive officers to the extent that such compensation exceeds $1 million per officer per taxable year. Compensation that is “performance-based” within the meaning of the Code does not count toward the $1 million limit. Compensation paid in fiscal year 2016 to the NEOs pursuant to the WD-40 Company Performance Incentive Compensation Plan most recently approved by the stockholders at the Company’s 2012 Annual Meeting of Stockholders is intended to qualify as “performance-based” compensation. In addition, vested shares under MSU awards and vested DPU awards are intended to qualify as “performance-based” compensation.

While the Compensation Committee attempts to maximize the deductibility of compensation paid to the NEOs, the Committee retains the flexibility necessary to provide total compensation in line with competitive practice, the Company’s compensation philosophy, and the interests of stockholders. Therefore, the Company may from time to time pay compensation to its executive officers that may not be deductible under Section 162(m).

ACCOUNTING CONSIDERATIONS

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock awards, and performance-based awards based on the grant date fair value of these awards.  Depending upon the type of performance conditions applicable to performance-based awards, ASC Topic 718 may require the recording of compensation expense over the service period for the award (usually, the vesting period) based on the grant date value (such as for our MSUs) or compensation expense may be recorded based on the expected probability of vesting over the vesting period, subject to adjustment as such probability may vary from period to period (such as for our DPUs). This calculation is performed for accounting purposes and amounts reported in the compensation tables below are based on the compensation expense expected to be recorded over the vesting periods for the awards, determined as of the grant date for the awards.  In the case of our MSUs, the grant date values fix the compensation expense to be recorded over the vesting period.  These amounts are reported in the tables below even though our executive officers may realize more or less value from their awards depending upon the actual level of achievement of the applicable performance measure.  In the case of our DPUs, no value is included in the Summary Compensation Table or in the table under the heading, Grants of Plan-Based Awards – Fiscal Year 2016,  because ASC Topic 718 requires that we assess the probability of vesting of the DPUs as of the grant date. As of the grant date, we did not consider it probable that the DPUs would become vested even though it was possible that our executive officers would receive Vested DPUs as of the end of the fiscal year.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of WD-40 Company’s Board of Directors has reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this proxy statement and the Company’s annual report on Form 10-K for the year ended August 31, 2016, and, based upon that review and discussion, recommended to the board that it be so included.

Compensation Committee

Gregory A. Sandfort, Chair

Peter D. Bewley

Richard A. Collato

Mario L. Crivello

Linda A. Lang

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s stock, to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. Reporting persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company during the last fiscal year and written representations that no other reports were required, all Section 16(a) requirements were complied with by all persons required to report with respect to the Company’s equity securities during the last fiscal year.

EXECUTIVE COMPENSATION

None of our executive officers has an employment agreement or other arrangement, whether written or unwritten, providing for a term of employment or compensation for services rendered other than under specific plans or programs described herein.

For fiscal year 2016, our executive officers received a base salary amount established by the Compensation Committee of the Board of Directors at the beginning of the fiscal year. In addition, each employee of the Company, including each executive officer, may receive Incentive Compensation under a Performance Incentive Program established at the beginning of the fiscal year by the Company and, for our executive officers, by the Committee. A complete description of the Performance Incentive Program is provided in the Compensation Discussion and Analysis section of this proxy statement under the heading, Performance Incentive Program. Information regarding the target and maximum potential Incentive Compensation payable under the Performance Incentive Program for fiscal year 2016 is provided below in the table under the heading, Grants of Plan-Based Awards -  Fiscal Year 2016. The actual payouts under the Performance Incentive Program for fiscal year 2016 and further details regarding the program are provided in the Compensation Discussion and Analysis section of this proxy statement.  Our executive officers also received equity compensation in the form of RSUs, MSUs and DPUs, and other compensation benefits for services rendered in fiscal year 2016 as more fully described and reported in the Compensation Discussion and Analysis section of this proxy statement and in the compensation tables below.  As a relative share of reported total compensation for fiscal year 2016,  annual salary and earned Incentive Compensation was 60%  of total compensation for our CEO and from 68% to 74%  of total compensation for the other NEOs.

SUMMARY COMPENSATION TABLE

The following table shows information for the three fiscal years ended August 31, 2016, August 31, 2015 and August 31, 2014, concerning the compensation of our CEO, our CFO and the three most highly compensated executive officers other than the CEO and CFO as of the end of fiscal year 2016 (collectively, the “Named Executive Officers” or “NEOs”):

Name and Principal Position	Year	Salary	Stock Awards[1]	Non-Equity Incentive Plan Compensation[2]	All Other Compensation[3]	Total
Garry O. Ridge	2016	$ 642,416	$ 998,645	$ 963,624	$ 99,946	$ 2,704,631
President and	2015	642,416	686,446	261,407	99,575	1,689,844
Chief Executive Officer	2014	626,747	642,682	470,089	89,112	1,828,630

Jay W. Rembolt	2016	$ 308,664	$ 205,470	$ 308,664	$ 81,601	$ 904,399
Vice President, Finance,	2015	308,664	158,322	75,360	84,973	627,319
Treasurer and Chief Financial Officer	2014	301,136	160,565	135,397	80,251	677,349

Michael L. Freeman	2016	$ 332,585	$ 205,470	$ 332,585	$ 86,122	$ 956,762
Division President,	2015	332,585	158,322	99,729	87,269	677,905
the Americas	2014	324,473	160,565	146,013	85,896	716,947

William B. Noble[4]	2016	$ 323,145	$ 129,069	$ 258,516	$ 81,792	$ 792,522
Managing Director, EMEA	2015	348,976	116,113	-	121,861	586,950
	2014	358,555	117,823	141,426	125,675	743,479

Geoffrey J. Holdsworth[5]	2016	$ 205,850	$ 117,315	$ 221,854	$ 78,010	$ 623,029
Managing Director, Asia-Pacific	2015	231,107	79,089	69,332	85,920	465,448
	2014	251,976	80,283	113,483	89,597	535,339

[1]

Stock Awards other than DPUs for fiscal years 2016, 2015 and 2014 are reported at their grant date fair values. Grant date fair value assumptions and related information is set forth in Note 13, Stock-based Compensation, to the Company’s financial statements included in the Company’s annual report on Form 10-K filed on October 24, 2016.  Stock Awards consisting of MSUs awarded in fiscal years 2016, 2015 and 2014 are included based on the value of 100% of the target number of shares of the Company’s common stock to be issued upon achievement of the applicable performance measure. Stock Awards consisting of DPUs awarded in fiscal years 2016 and 2015 are reported as having no value under applicable disclosure rules and ASC Topic 718 due to the lack of any expected probability of vesting of the DPUs as of the grant date, as discussed above in the Compensation Discussion and Analysis section under the heading, Accounting Considerations. For achievement of the highest level of the applicable performance measure for the MSUs, NEOs will receive 200% of the target number of shares. For achievement of the highest level of the applicable performance measure for the DPUs, NEOs would receive Vested DPUs covering the maximum number of shares reported for purposes of the table under the heading, Grants of Plan-Based Awards – Fiscal Year 2016 and as described above in the Compensation Discussion and Analysis section under the heading, Equity Compensation.

SUMMARY COMPENSATION TABLE (continued)

The following table sets forth the amounts that would have been included for the Stock Awards for fiscal years 2016, 2015 and 2014 for each of the NEOs if the grant date fair values for the MSUs had been based on the maximum number of shares to be received and if the value of the DPUs were included at their grant date fair values based on the maximum number of shares covered by the DPUs:

Executive Officer	Year	RSUs	MSUs (Maximum)	DPUs (Maximum)	Total Stock Awards
Garry O. Ridge	2016	$ 409,637	$ 1,178,016	$ 473,551	$ 2,061,204
	2015	309,963	752,965	316,339	1,379,267
	2014	287,744	709,876	-	997,620

Jay W. Rembolt	2016	$ 84,282	$ 242,376	$ 151,642	$ 478,300
	2015	71,490	173,664	91,145	336,299
	2014	71,889	177,353	-	249,242

Michael L. Freeman	2016	$ 84,282	$ 242,376	$ 163,460	$ 490,118
	2015	71,490	173,664	98,283	343,437
	2014	71,889	177,353	-	249,242

William B. Noble	2016	$ 52,943	$ 152,251	$ 137,178	$ 342,372
	2015	52,431	127,364	108,577	288,372
	2014	52,752	130,141	-	182,893

Geoffrey J. Holdsworth	2016	$ 48,122	$ 138,386	$ 121,484	$ 307,992
	2015	35,713	86,753	76,718	199,184
	2014	35,944	88,676	-	124,620

[2]

Amounts reported as Non-Equity Incentive Plan Compensation represent Incentive Compensation payouts under the Company’s Performance Incentive Program as described in the narrative preceding the Summary Compensation Table and in the Compensation Discussion and Analysis section of this proxy statement. Threshold, target and maximum payouts for each of the NEOs for fiscal year 2016 are set forth below in the table under the heading, Grants of Plan-Based Awards -  Fiscal Year 2016.

[3]

All Other Compensation for each of the NEOs includes the following items: (i) perquisites and benefits described below; (ii) employer profit sharing and matching contributions to the Company’s 401(k) Profit Sharing Plan for each NEO other than Messrs. Noble and Holdsworth, a U.K. employer retirement benefit contribution for Mr. Noble, and an Australia employer retirement plan contribution for Mr. Holdsworth; (iii) dividend equivalent amounts paid to each NEO other than Mr. Rembolt with respect to RSUs held by those NEOs that are vested and that will not be settled in shares until termination of employment;  and (iv) a taxable payment in the amount of $6,634 made to Mr. Noble in lieu of a retirement plan contribution under the U.K. retirement benefit program that would, if contributed to the retirement plan, result in adverse tax consequences to Mr. Noble.  Perquisites and benefits received by each of the NEOs include group medical, dental, vision, wellness and other insurance benefits (“welfare benefit costs”) and vehicle allowance costs which include lease or depreciation expense, fuel, maintenance and insurance costs for each NEO other than Mr. Noble, and a cash allowance and fuel for Mr. Noble.   For fiscal year 2016, the total employer 401(k) profit sharing and matching contributions for each NEO other than Messrs. Noble and Holdsworth was $44,167.  Mr. Noble’s and Mr. Holdsworth’s employer retirement benefit contributions were $40,922 and $30,877, respectively.  Dividend equivalent payments received by the NEOs in fiscal year 2016 were as follows: for Mr. Ridge - $9,650; and for each of Messrs. Freeman, Noble and Holdsworth - $6,512.  For fiscal year 2016, the welfare benefit costs for each NEO were as follows: Mr. Ridge - $27,074; Mr. Rembolt - $25,506; Mr. Freeman - $23,605; Mr. Noble - $10,095; and Mr. Holdsworth - $8,184.  For fiscal year 2016, the vehicle allowance costs for each NEO were as follows: Mr. Ridge - $19,055; Mr. Rembolt - $11,928; Mr. Freeman - $11,838; Mr. Noble - $17,629;  and Mr. Holdsworth - $32,437.

[4]

Mr. Noble’s Salary, Non-Equity Incentive Plan Compensation and All Other Compensation for each fiscal year have been converted from Great Britain pounds sterling (“GBP”) at average annual exchange rates for the year as follows: for fiscal year 2016 at $1.4499 per GBP, for fiscal year 2015 at $1.5658 per GBP, and for fiscal year 2014 at $1.6490 per GBP.

[5]

Mr. Holdsworth’s Salary, Non-Equity Incentive Plan Compensation and All Other Compensation for each fiscal year have been converted from Australian dollars (“AUD”) at average annual exchange rates for the year as follows: for fiscal year 2016 at 0.7270,  for fiscal year 2015 at $0.8162 per AUD, and for fiscal year 2014 at $0.9166 per AUD.

GRANTS OF PLAN-BASED AWARDS -  FISCAL YEAR 2016

In December 2007, the Company’s stockholders approved the WD-40 Company 2007 Stock Incentive Plan to authorize the issuance of stock-based compensation awards to employees, directors and consultants. In addition to base salary and the Performance Incentive Compensation, for fiscal year 2016 the executive officers were granted RSU,  MSU and DPU awards under the Stock Incentive Plan. Descriptions of the RSU, MSU and DPU awards are provided above in the Compensation Discussion and Analysis section under the heading, Equity Compensation.

Information concerning the grant of RSU, MSU and DPU awards to the NEOs is provided in the following Grants of Plan-Based Awards table. The table also contains information with respect to Performance Incentive Program opportunity awards for fiscal year 2016 as described above in the Compensation Discussion and Analysis section under the heading, Performance Incentive Program. The table provides threshold, target and maximum payout information relating to the Company’s fiscal year 2016 Performance Incentive Program.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	Grant Date Fair Value of Stock and Options Awards[4] ($)
Garry O. Ridge	10/12/2015	$ 1	$ 481,812	$ 963,624
	10/12/2015 (MSU)				2,209	4,418	8,836		$ 589,008
	10/12/2015 (RSU)							4,418	$ 409,637
	10/12/2015 (DPU)				250		5,009		$ -

Jay W. Rembolt	10/12/2015	$ 1	$ 154,332	$ 308,664
	10/12/2015 (MSU)				454	909	1,818		$ 121,188
	10/12/2015 (RSU)							909	$ 84,282
	10/12/2015 (DPU)				80		1,604		$ -

Michael L.	10/12/2015	$ 1	$ 166,293	$ 332,585
Freeman	10/12/2015 (MSU)				454	909	1,818		$ 121,188
	10/12/2015 (RSU)							909	$ 84,282
	10/12/2015 (DPU)				86		1,729		$ -

William B. Noble[5]	10/12/2015	$ 1	$ 129,258	$ 258,516
	10/12/2015 (MSU)				285	571	1,142		$ 76,126
	10/12/2015 (RSU)							571	$ 52,943
	10/12/2015 (DPU)				72		1,451		$ -

Geoffrey J.	10/12/2015	$ 1	$ 110,927	$ 221,854
Holdsworth[6]	10/12/2015 (MSU)				259	519	1,038		$ 69,193
	10/12/2015 (RSU)							519	$ 48,122
	10/12/2015 (DPU)				64		1,285		$ -

[1]

The Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent Threshold, Target and Maximum payouts under the WD-40 Company Performance Incentive Plan for Incentive Compensation payable for fiscal year 2016 performance. The Target amount represents fifty percent of the Maximum payout for each NEO. The Maximum amount represents the Incentive Compensation opportunity for each NEO that assumes full achievement of the performance measures for Level  A of the Performance Incentive Program (as more fully discussed above in the Compensation Discussion and Analysis section under the heading, Performance Incentive Program) and attainment by the Company of a level of Global EBITDA sufficient to maximize such payouts under Level C of the Performance Incentive Program.

GRANTS OF PLAN-BASED AWARDS - FISCAL YEAR 2016 (Continued)

[2]

The Estimated Future Payouts Under Equity Incentive Plan Awards represent the Threshold, Target and Maximum number of shares to be issued upon performance vesting of MSU and DPU awards as described in the Compensation Discussion and Analysis section under the heading, Equity Compensation. There is no applicable Target number of shares for DPU awards to be earned by the NEOs.

[3]	All Other Stock Awards represent RSUs described in the Compensation Discussion and Analysis section under the heading, Equity Compensation.
[4]	Information relating to the amounts disclosed as the Grant Date Fair Value of Stock Awards is included in footnote 1 to the Summary Compensation Table above.
[5]

The Target and Maximum amounts for Mr. Noble’s Estimated Future Payouts Under Non-Equity Incentive Plan Awards have been converted from Great Britain pounds sterling (“GBP”) at an average annual exchange rate for fiscal year 2016 of $1.4499 per GBP.

[6]

The Target and Maximum amounts for Mr. Holdsworth’s Estimated Future Payouts Under Non-Equity Incentive Plan Awards have been converted from Australian dollars (“AUD”) at an average annual exchange rate for fiscal year 2016 of $0.7270 per AUD.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

The following table provides detailed information concerning the unexercised stock options and RSU and MSU awards that were not vested as of the end of the last fiscal year for each of the NEOs:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[4]
Garry O. Ridge					9,070	$ 1,073,435	27,508	$ 3,255,572
	-	-
Total	-	-			9,070	$ 1,073,435	27,508	$ 3,255,572

Jay W. Rembolt					2,009	$ 237,765	6,300	$ 745,605
	6,160	-	$ 36.03	10/16/17
Total	6,160	-			2,009	$ 237,765	6,300	$ 745,605

Michael L. Freeman					2,009	$ 237,765	6,300	$ 745,605
	-	-
Total	-	-			2,009	$ 237,765	6,300	$ 745,605

William B. Noble					1,377	$ 162,968	4,430	$ 524,291
	-	-
Total	-	-			1,377	$ 162,968	4,430	$ 524,291

Geoffrey J.					1,069	$ 126,516	3,278	$ 387,951
Holdsworth	-	-
Total	-	-			1,069	$ 126,516	3,278	$ 387,951

[1]	Represents RSU awards to the NEOs that were not vested as of the fiscal year end.
[2]

The Market Value of the RSU awards that were not vested as of the fiscal year end was $118.35 per unit, determined by reference to the closing price for the Company’s common stock as of August 31, 2016.

[3]

Represents the maximum number of shares to be issued with respect to MSU awards granted to the NEOs that were not vested as of the fiscal year end. The maximum number of shares to be issued with respect to MSU awards equals the number of shares to be issued with respect to the MSU  awards upon achievement of the highest level of achievement for such MSU awards as described above in the Compensation Discussion and Analysis section under the heading, Equity Compensation.

[4]

The Market Value of the maximum number of shares to be issued with respect to unvested MSU awards at fiscal year end was $118.35 per share, determined by reference to the closing price for the Company’s common stock as of August 31, 2016.

OPTION EXERCISES AND STOCK VESTED -  FISCAL YEAR 2016

The following table sets forth the number of shares of the Company’s common stock acquired on exercise of stock options in the Company’s last fiscal year and the aggregate dollar value realized on exercise of such stock options for the NEOs. The table also sets forth the number of shares of the Company’s common stock acquired (or subject to deferred settlement in the case of DPU awards) upon the vesting of RSU, MSU and DPU awards in the Company’s last fiscal year and the aggregate dollar value realized with respect to such vested RSU, MSU and DPU awards.

	Option Awards		Stock Awards
Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting[2] (#)	Value Realized on Vesting[3] ($)
Garry O. Ridge	-	$ -	18,945	$ 1,786,038
Jay W. Rembolt	5,000	$ 354,070	4,153	$ 394,011
Michael L. Freeman	-	$ -	4,796	$ 454,406
William B. Noble	-	$ -	3,430	$ 326,025
Geoffrey J. Holdsworth	-	$ -	2,477	$ 236,603

[1]

The Value Realized on Exercise is calculated by subtracting the aggregate exercise price for the shares of the Company’s common stock acquired upon exercise of the stock options from the fair market value price of such shares as of the date of exercise. The fair market value price of each share at exercise is determined by the actual trade price for the share if sold in a cashless exercise transaction, otherwise by the closing price as of the date of exercise.

[2]

The Number of Shares Acquired on Vesting for each NEO includes shares of the Company’s common stock issued upon vesting of RSU and MSU awards on October 20, 2015 and upon vesting of DPU awards on August 31, 2016.

[3]

The Value Realized on Vesting for shares of the Company’s common stock issued on October 20, 2015 is calculated based on the number of vested RSU and MSU awards multiplied by the closing price of $92.98 for the Company’s common stock as of that date.  The Value Realized on Vesting for the Vested DPUs as of August 31, 2016 is calculated based on the number of Vested DPUs multiplied by the closing price of $118.35 for the Company’s common stock as of that date.  The Value Realized on Vesting attributable to the Vested DPUs for each of the NEOs is deferred pending settlement of the Vested DPUs.  Settlement of the DPUs is deferred until termination of employment as described in the Compensation Discussion and Analysis section under the heading, Equity Compensation.  Amounts deferred for each of the NEOs is set forth in the table below under the heading, Nonqualified Deferred Compensation – Fiscal Year 2016.

NONQUALIFIED DEFERRED COMPENSATION – FISCAL YEAR 2016

The following table provides information concerning compensation received by the NEOs that is subject to deferral under applicable RSU and DPU award agreements:

Executive Officer	Registrant Contributions in last FY1 ($)	Aggregate Earnings in last FY2 ($)	Aggregate Balance at last FYE[3] ($)
Garry O. Ridge	$ 114,444	$ 203,645	$ 810,816
Jay W. Rembolt	$ 36,689	$ -	$ 36,689
Michael L. Freeman	$ 39,529	$ 137,436	$ 509,497
William B. Noble	$ 33,138	$ 137,436	$ 503,106
Geoffrey J. Holdsworth	$ 29,351	$ 137,436	$ 499,319

[1]

Registrant Contributions in last FY represents the value, as of the vesting date on August 31, 2016, of the Vested DPUs earned by the NEOs as described in the Compensation Discussion and Analysis section under the heading, Equity Compensation.  The Vested DPUs entitle each NEO to receive one share of the Company’s common stock for each Vested DPU following termination of employment.  The value for each Vested DPU is based on the closing price of the Company’s common stock on the August 31, 2016 vesting date in the amount of $118.35 per share.

[2]

The Aggregate Earnings in last FY represents the increase in value from August 31, 2015 to August 31, 2016 of the shares underlying deferred settlement RSUs held by each NEO that will be settled in shares of the Company’s common stock following termination of employment as disclosed in footnotes to the table under the heading, Security Ownership of Directors and Executive Officers.  The number of such deferred settlement RSUs for each NEO was multiplied by the difference in the closing price of the Company’s common stock on August 31, 2016 of $118.35 and on August 31, 2015 of $83.74, or $34.61.

[3]

The Aggregate Balance at last FYE represents the value as of August 31, 2016 of the Vested DPUs and RSUs held by each NEO that will be settled in shares of the Company’s common stock following termination of employment as noted in the footnotes above.  The value for each Vested DPU and each deferred settlement RSU is based on the closing price of the Company’s common stock as of August 31, 2016 in the amount of $118.35 per share.

SUPPLEMENTAL DEATH BENEFIT PLANS AND SUPPLEMENTAL INSURANCE BENEFITS

The Company maintains Supplemental Death Benefit Plans for the NEOs other than Mr. Noble and Mr. Holdsworth. Under the death benefit plan agreements, the NEO’s designated beneficiary or estate, as applicable, will receive a death benefit equal to the NEO’s then current base salary in the event of his death prior to retirement from the Company. All of the NEOs are also eligible to receive life insurance benefits offered to all employees of the Company and, in the case of Messrs. Noble and Holdsworth, to all employees of the Company’s U.K. and Australian subsidiaries, respectively.

The death benefits under the Supplemental Death Benefit Plans are not formally funded but the Company has purchased key man life insurance policies owned by the Company to cover its benefit obligations. The Board of Directors has determined which key employees participate in the plans and the amount of the benefit payable for each participant. Non-employee directors do not have death benefit plan agreements.

Based upon their fiscal year 2016 base salaries, the supplemental death benefit to be provided to the NEOs other than Mr. Noble and Mr. Holdsworth as of the end of fiscal year 2016 would have been as set forth in the following table:

Executive Officer	Death Benefit
Garry O. Ridge	$ 642,416
Jay W. Rembolt	$ 308,664
Michael L. Freeman	$ 332,585
William B. Noble	$ -
Geoffrey J. Holdsworth	$ -

CHANGE OF CONTROL SEVERANCE AGREEMENTS

Each executive officer serves at the discretion of the Board of Directors. On February 14, 2006, the Company entered into Change of Control Severance Agreements (“Severance Agreements”) with each of the executive officers identified in the Summary Compensation Table above, with the exception of Mr. Rembolt. On October 16, 2008, the Company entered into a Severance Agreement with Mr. Rembolt. The Severance Agreements provide that each executive officer will receive certain severance benefits if his employment is terminated without “Cause” or if he resigns for “Good Reason”, as those terms are defined in the Severance Agreements, within two years after a “Change of Control” as defined in the Severance Agreements and summarized below. If the executive officer’s employment is terminated during the aforementioned two-year period by the Company without “Cause” or by the executive officer for “Good Reason”, the executive officer will be entitled to a lump sum payment (subject to limits provided by reference to Section 280G of the Internal Revenue Code which limits the deductibility of certain payments to executives upon a change in control) of twice the executive officer’s salary, calculated based on the greater of the executive officer’s then current annual salary or a five-year average, plus twice the executive officer’s earned Incentive Compensation, calculated based on the greater of the most recent annual earned Incentive Compensation or a five-year average. Further, any of the executive officer’s outstanding stock options and other equity incentive awards that are not then fully vested  (with the exception of DPU awards), will be accelerated and vested in full following such termination of employment within such two-year period and the executive officer will be entitled to continuation of health and welfare benefits under the Company’s then existing benefit plans or equivalent benefits for a period of up to two years from the date of termination of employment. No employment rights or benefits other than the change of control severance benefits described in this paragraph are provided by the Severance Agreements.

For purposes of the Severance Agreements and subject to the express provisions and limitations contained therein, a “Change of Control” means a transaction or series of transactions by which a person or persons acting together acquire more than 30% of the Company’s outstanding shares; a change in a majority of the incumbent members of the Company’s Board of Directors as specified in the Severance Agreements, a reorganization, merger or consolidation as specified in the Severance Agreements or a sale of substantially all of the assets or complete liquidation of the Company. As specified more particularly in the Severance Agreements, a “Change of Control” does not include a reorganization, merger or consolidation or a sale or liquidation where a majority of the incumbent members of the Company’s Board of Directors continue in office and more than 60% of the successor company’s shares are owned by the Company’s pre-transaction stockholders.

The Severance Agreements have a term of two years, subject to automatic renewal for successive two year periods unless notice of non-renewal is provided by the Company’s Board of Directors not less than six months prior to the end of the current term. The term of the Severance Agreements will be automatically extended for a term of two years following any “Change of Control.”

The following table sets forth the estimated amounts payable to each of the NEOs pursuant to their respective Severance Agreements on the assumption that the employment of each NEO was terminated without “Cause” or otherwise for “Good Reason” effective as of the end of fiscal year 2016 following a “Change of Control” as provided for in the Severance Agreements. The table also includes the value, as of the end of the fiscal year, of all RSU and MSU awards that were not vested as of the end of fiscal year 2016.

Executive Officer	Severance Pay[1]	Welfare Benefits[2]	Accelerated Vesting of RSUs and MSUs[3]	Total Change of Control Severance Benefits
Garry O. Ridge	$ 1,807,645	$ 48,232	$ 2,701,221	$ 4,557,098
Jay W. Rembolt	$ 768,049	$ 47,832	$ 610,568	$ 1,426,449
Michael L. Freeman	$ 864,628	$ 43,832	$ 610,568	$ 1,519,028
William B. Noble	$ 784,954	$ 11,520	$ 425,113	$ 1,221,587
Geoffrey J. Holdsworth	$ 611,557	$ 16,368	$ 320,492	$ 948,417

[1]

For each NEO other than Mr. Noble and Mr. Holdsworth, Severance Pay includes two times the reported Salary for fiscal year 2016 plus two times the reported Non-Equity Incentive Plan Compensation for fiscal year 2015.  For Mr. Noble and Mr. Holdsworth, Severance Pay includes two times the reported Salary for fiscal year 2016 plus two times the average of the Non-Equity Incentive Plan Compensation amounts paid to each of them with respect to the five fiscal years ended August 31, 2015.

[2]

For each NEO, Welfare Benefits includes an estimate of the Company’s cost to provide two years of continuation coverage under the Company’s welfare benefit plans, which does not include life insurance or long-term disability insurance.

[3]

The value included for accelerated vesting of RSU and MSU awards equals the value of the RSU and MSU awards that were not vested at $118.35 for each RSU and MSU based on the closing price for the Company’s common stock as of August 31, 2016. MSUs are valued for this purpose based upon the Target Number of shares of the Company’s common stock to be issued with respect to the MSUs as described above in the Compensation Discussion and Analysis section under the heading, Equity Compensation, in the event of the acceleration of vesting thereof pursuant to the NEOs’ Severance Agreements and MSU Award Agreements.

ITEM NO. 3

APPROVAL OF THE WD-40 COMPANY 2016 STOCK INCENTIVE PLAN

The Board of Directors has adopted the 2016 Stock Incentive Plan (the “2016 Plan”), subject to stockholder approval at the Annual Meeting.  If stockholders approve the 2016 Plan, the 2016 Plan will become effective on December 13, 2016 and will terminate on December 12, 2026.  If the 2016 Plan is approved, the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) will terminate on December 13, 2016, though such termination will not impact awards previously granted under the 2007 Plan.

2016 Plan Summary

The following is a summary of the principal features of the 2016 Plan.  This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2016 Plan, a copy of which is attached to this proxy statement as Appendix A.  Capitalized terms used but not defined herein shall have the meanings set forth in the 2016 Plan.

The purposes of the 2016 Plan are to attract and retain the best caliber personnel available for positions of substantial responsibility, to provide additional incentive to employees, directors or consultants of the Company or its subsidiaries (collectively, the “Participants”) and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the goals of the Participants in the 2016 Plan to those of the Company’s stockholders.  The 2016 Plan permits the grant of the following types of incentive awards: (1) Options (qualified and non-qualified), (2) Stock Appreciation Rights, (3) Restricted Stock, (4) Restricted Stock Units, (5) Performance Shares, (6) Performance Units and (7) Other Stock-Based Awards.

The number of shares of the Company’s common stock (“Shares”) initially reserved for issuance under the 2016 Plan is 1,000,000 Shares.

Equity Compensation Plan Information

The following table provides information regarding shares of the Company’s common stock authorized for issuance under the 2007 Plan as of August 31, 2016:

	Securities to be issued upon Exercise of Outstanding Options, Warrants & Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants & Rights ($)	Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity Compensation Plans
Approved by Security Holders	229,878	$ 35.59	1,696,909
Equity Compensation Plans
Not Approved Security Holders	n/a	n/a	n/a
Total	229,878	$ 35.59	1,696,909

If the 2016 Plan is approved by the stockholders at the Annual Meeting, none of the Shares remaining available under the 2007 Plan on that date will be available for issuance under the 2016 Plan, and any shares reserved for issuance under outstanding share awards under the 2007 Plan that are subsequently cancelled or forfeited will not be available for issuance under the 2016 Plan. If the 2016 Plan is not approved by the stockholders at the Annual Meeting, Shares remaining available for future issuance under the 2007 Plan as of the date of the Annual Meeting will continue to be available for future Awards until expiration of the 2007 Plan on December 10, 2017.

For purposes of determining the number of Shares available for Awards under the 2016 Plan, Awards of Options and Stock Appreciation Rights (“SARs”) are counted as one (1) Share used for each Option or SAR awarded.  Awards of Restricted Stock, Restricted Stock Units (“RSUs”), Performance Shares, Performance Units providing for a share-based award, and Other Stock-Based Awards (referred to as “Full Value Stock Awards”) are counted as three (3) Shares used for each Share to be issued with respect to a Full Value Stock Award.

The 2016 Plan will be administered by the Board or by the Committee.  Subject to the provisions of the 2016 Plan and the authority of the Board, the Committee has the authority to: (1) select the persons to whom Awards are to be granted, (2) determine whether and to what extent Awards are to be granted, (3) determine the size and type of Awards, (4) approve forms of agreement for use under the 2016 Plan, (5) determine the terms and conditions applicable to Awards, (6) establish Performance Measures for any Performance Period and determine whether such measures were satisfied, (7) amend any outstanding Award in the event of termination of employment or a Change in Control, (8) construe and interpret the 2016 Plan and any Award Agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2016 Plan.  Subject to the power of the Board to administer the 2016 Plan, all decisions, interpretations and other actions of the Committee shall be final and binding on all holders of Awards or rights and on all persons deriving their rights therefrom.

The 2016 Plan provides that Awards may be granted to Participants as identified by the Board or the Committee, except that Incentive Stock Options may be granted only to Employees.  The Company has 445 total employees eligible to participate in the 2016 Plan, 44 of which are presently identified as prospective participants, having been awarded RSUs and Performance Unit Awards designated as market share units (“MSUs”) and/or deferred performance unit awards (“DPUs”) under the 2007 Plan on October 10 and 11, 2016.  Upon the election of the nominees for election as directors at the Annual Meeting, 9 non-employee directors will be eligible to participate in the 2016 Plan.  No consultants have been identified as prospective participants.

The Company has designed the 2016 Plan so that it permits the issuance of Awards that are intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  See the discussion below relating to the Federal Tax Aspects of the 2016 Plan for more information relating to Code Section 162(m).

The 2016 Plan prohibits repricing of Options or SARs, including by way of an exchange for another Award, unless stockholder approval is obtained.

Terms and Conditions of Option and SAR Awards

Each Option granted under the 2016 Plan will be evidenced by an Award Agreement between the Participant and the Company and will be subject to the following terms and conditions:

•

Exercise Price.  The Committee sets the Exercise Price for the Shares subject to each Option, provided that the Exercise Price cannot be less than 100% of the Fair Market Value of the Company’s common stock on the Option grant date.  In addition, the Exercise Price of an Incentive Stock Option must be at least 110% of Fair Market Value if, on the grant date, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a “10% Stockholder”).

•

Form of Consideration.  The means of payment for Shares issued upon exercise of an option is specified in each option agreement.  Payment generally may be made by cash, other shares of common stock owned by the Participant, any other method permitted by the Committee, or by a combination of the foregoing.

•

Exercise of the Option.  Each Award Agreement will specify the term of the Option and the date when the Option is to become exercisable, provided that, except for Options granted to a non-employee director or a consultant, or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant.  The 2016 Plan provides that in no event shall an Option granted under the 2016 Plan be exercised more than ten (10) years after the date of grant.  Moreover, in the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be for no more than five (5) years from the date of grant.

•

Termination of Employment.  If an option holder’s employment terminates for any reason (including death or permanent disability), all Options held by such option holder under the 2016 Plan will expire upon the earlier of (i) such period of time as is set forth in his or her Award Agreement or (ii) the expiration date of the Option.  The option holder may exercise all or part of his or her Option at any time before such expiration to the extent that such Option was exercisable at the time of termination of employment.

SAR grants may be either freestanding or tandem with Option grants.  Each SAR grant shall be evidenced by an Award Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee shall determine.

The Exercise Price of SARs may not be less than 100% of the Fair Market Value of the Company’s common stock on the grant date of the Award.  The Committee, subject to the provisions of the 2016 Plan, shall have the discretion to determine the terms and conditions of SARs granted under the 2016 Plan.  Each Award Agreement will specify the term of the SAR and the date when the SAR is to become exercisable, provided that except for Awards to non-employee directors or consultants or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, no SAR may be exercisable prior to one (1) year from the date of grant.

Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of (i) the difference between the Fair Market Value of a share on the date of exercise and the Exercise Price and (ii) the number of Shares for which the SAR is exercised.  At the discretion of the Committee, payment to the holder of a SAR may be in cash, shares of common stock or a combination thereof.

SARs granted under the 2016 Plan will expire as determined by the Committee, but in no event later than ten (10) years from the date of grant.  No SAR may be exercised by any person after its expiration.

In order that Option and SAR Awards may qualify as performance-based compensation under Section 162(m) of the Code, no Participant may be granted Options and SARs with respect to more than 75,000 Shares in any one calendar year period, provided that such limit is increased to 150,000 Shares for a Participant during the year following his or her date of hire.

Terms and Conditions of Full Value Stock Awards

Each Restricted Stock or RSU grant will be evidenced by an Award Agreement that will specify the purchase price (if any) and such other terms and conditions as the Committee shall determine.

The Committee will have the discretion to determine (i) the number of Shares subject to a Restricted Stock or RSU Award granted to any Participant and (ii) the conditions for vesting that must be satisfied, provided that there shall be a minimum vesting period of one (1) year for Participants other than non-employee directors and consultants or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition.

Each Performance Share grant will be evidenced by an Award Agreement that shall specify such other terms and conditions as the Committee, in its sole discretion, shall determine.

The Committee will have complete discretion to determine (i) the number of Shares subject to a Performance Share Award and (ii) the conditions that must be satisfied for grant or for vesting, provided that there shall be a minimum vesting period of one (1) year for Participants other than non-employee directors and consultants or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition.

The Committee may also grant Other Stock-Based Awards that may include, without limitation, grants of Shares based on attainment of performance goals, payment of shares as a bonus in lieu of cash based on attainment of performance goals, and the payment of Shares in lieu of cash under other Company incentive, bonus or compensation programs.  The Committee will have the discretion to determine the conditions for vesting of any such Award, provided that, except for Awards to directors and consultants or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition, there shall be a minimum vesting period of one (1) year, provided that an Award for payment of Shares in lieu of cash under other Company incentive, bonus or compensation programs shall not be subject to a minimum vesting period.

In order that Full Value Stock Awards subject to vesting upon attainment of specified performance goals may qualify as performance-based compensation under Section 162(m) of the Code, no Participant may be granted Awards of Restricted Stock, RSUs, Performance Shares, Performance Units or Other Stock-Based Awards with respect to more than 37,500 Shares in any one calendar year period, provided that such limit is increased to 75,000 Shares for a Participant during the year following his or her date of hire.

Terms and Conditions of Performance Unit Awards

Performance Units are similar to Performance Shares, except that they may include cash-valued unit awards that may be settled in Shares, cash or a combination of the two. The Shares available for issuance under the 2016 Plan will not be diminished as a result of the settlement of a Performance Unit in cash.  Each Performance Unit grant will be evidenced by an Award Agreement that will specify such terms and conditions as may be determined at the discretion of the Committee, provided that there shall be a minimum vesting period of one (1) year for Participants other than non-employee directors and consultants or as specified in an Award Agreement upon a termination of employment or a Change in Control or Subsidiary Disposition.

In order to qualify as performance-based compensation under Section 162(m) of the Code, no Participant shall be granted a Performance Unit Award that is a cash value award (rather than a share-based award) that provides for a cash payment value of more than $2,500,000 in any one fiscal year.

Other 2016 Plan Provisions

The aggregate grant date fair value of Awards granted to non-employee directors in any fiscal year of the Company may not exceed $300,000; provided that (i) the maximum amount shall be $600,000 in the year in which a non-employee director commences service on the Board; and (ii) the limitation shall not apply to Awards made pursuant to an election to receive the Award in lieu of all or a portion of cash compensation received for service on the Board or any committee of the Board.

Certain Awards under the 2016 Plan will be intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such Award, the Committee will establish the performance objectives to be used within 90 days after the commencement of the Performance Period (being at least one (1) year.)  The performance objectives to be used shall be selected from the following list of measures (collectively, the “Performance Measures”): total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations (including derivatives thereof before interest, taxes, depreciation and/or amortization), earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, brand contribution to earnings, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, customer satisfaction, and employee satisfaction.  The targeted level or levels of performance with respect to the Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Unless otherwise determined by the Committee, measurement of the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC.  Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

An Award granted under the 2016 Plan which is an Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient.  Other Awards will be transferable to the extent provided in the Award, except that no Award may be transferred for consideration.

Unless otherwise provided for in an Award Agreement for the issuance of Restricted Stock, the Participant holder of Restricted Stock will be entitled to all dividends paid with respect to such Shares prior to full vesting.  The Award Agreements for other Full Value Stock Awards may include provision for the payment or accumulation of the amount of dividends that would otherwise be paid with respect to the number of Shares covered by the Award as if they were issued and outstanding (“Dividend Equivalents”), provided that no Dividend Equivalents may be paid with respect to a Full Value Stock Award that is subject to performance-based vesting provisions prior to the vesting thereof.  Dividend Equivalents may be paid in cash and/or Shares as and when the dividends are paid with respect to the Company’s common stock or they may be accumulated and paid, with or without interest, at such time as may be provided for in the Award Agreement.  No Dividend Equivalents may be paid or accumulated in connection with an Option or SAR Award.

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting the Shares, such adjustment shall be made in the number and kind of Shares that may be delivered under the 2016 Plan, the individual Award limits set forth in the 2016 Plan, and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number.  Any such adjustment shall be made by the Committee, whose determination shall be conclusive.

In the event of a Change in Control, if the successor corporation does not assume the Awards or substitute equivalent Awards, such Awards shall become fully vested and exercisable.  In this event, performance-based Awards will vest on a pro-rata monthly basis based on the performance level attained as of the date of the Change in Control, if determinable, or at the target level, if not determinable.  In such event, the Committee shall notify the Participant that each Award subject to exercise is fully exercisable.  The Committee may, in its sole discretion, provide that all outstanding Options and SARs shall be terminated upon the effectiveness of a Change in Control and provide each Participant an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the effectiveness of a Change in Control over the Option Exercise Price or the SAR grant price, or the Committee may cancel or terminate Options or SARs without payment if the Fair Market Value of a Share as of the effective date of a Change of Control is less than the Option Exercise Price or SAR grant price per Share.  In the event of a Subsidiary Disposition, the Committee may, in its sole discretion, provide for the automatic full vesting of Awards only with respect to those Participants who are, at the time of the Subsidiary Disposition, engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition.

The Board of Directors may amend, suspend or terminate the 2016 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with the NASDAQ listing standards or applicable laws.  In addition, no amendment, suspension or termination may adversely impact an Award previously granted without the consent of the Participant to whom such Award was granted unless required by applicable law.

Federal Tax Aspects

The following paragraphs are a summary of the material U.S. federal income tax consequences associated with certain Award types to be granted under the 2016 Plan.  The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future.  The summary does not purport to be complete and does not discuss the tax consequences upon a Participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the Participant may reside.  Furthermore, this summary does not address applicable federal tax provisions of Section 409A of the Code enacted under the American Jobs Creation Act of 2004.  To the extent applicable, it is intended that the 2016 Plan and any Awards granted thereunder will comply with the requirements of Section 409A of the Code.  The new rules imposed by Section 409A may impact the way certain types of deferred compensation are taxed and certain provisions of Award Agreements may be included to protect against undesired tax consequences.

Incentive Stock Options

No taxable income is recognized when an Incentive Stock Option is granted or exercised, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the Participant to the alternative minimum tax.  If the Participant exercises the Option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the Exercise Price generally will be taxed as long-term capital gain or loss.  If these holding periods are not satisfied, the Option will generally be treated for tax purposes as a nonqualified stock option as described below.  The Participant will recognize ordinary income at the time of sale or other disposition equal to the difference between the Exercise Price and the lower of (i) the Fair Market Value of the Shares at the date of the Option exercise or (ii) the sale price of the Shares.  Any gain or loss recognized on such a premature disposition of the Shares in excess of the amount treated as ordinary income will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Nonqualified Stock Options

No taxable income is recognized when a Nonqualified Stock Option is granted to a Participant with an Exercise Price equal to the Fair Market Value on the date of grant.  Upon exercise, the Participant will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Shares on the exercise date over the Exercise Price.  Any taxable income recognized in connection with the exercise of a Nonqualified Stock Option by an Employee is subject to tax withholding by the Company.  Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Stock Appreciation Rights

No taxable income is recognized when a stock appreciation right is granted to a Participant.  Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the Fair Market Value of any Shares received.  Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Full Value Stock Awards and Performance Units

A Participant generally will not have taxable income upon grant of Restricted Stock, RSUs, Performance Shares, Performance Units or Other Stock-Based Awards that are subject to vesting provisions.  Instead, the Participant will usually recognize ordinary income at the time of vesting equal to the Fair Market Value (on the vesting date) of the Shares or cash received minus any amount paid.  RSUs, Performance Units or Other Stock-Based Awards settled in stock may not be taxable until the settlement date if the award otherwise complies with the requirements for deferral of taxation under applicable tax laws.  For Restricted Stock, Performance Shares and shares issued pursuant to Other Stock-Based Awards subject to risk of forfeiture, a Participant instead may elect to be taxed at the time of issuance of Shares subject to restrictions and risk of forfeiture.

Company Tax Treatment

The Company generally will be entitled to a tax deduction in connection with an Award under the 2016 Plan in an amount equal to the ordinary income realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a Nonqualified Stock Option, early disposition of an Incentive Stock Option or upon vesting of a Full Value Stock Award that is not otherwise subject to deferred taxation.)  For Incentive Stock Options, the Company will not be entitled to a tax deduction unless the Participant makes an early disposition of the Shares acquired upon exercise of the Option as discussed above.  Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next four most highly compensated executive officers.  Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executive officers will be deductible only to the extent that it does not exceed $1,000,000.  However, the 2016 Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting the Company to receive a federal income tax deduction in connection with such Awards even to the extent that the income recognized by the executive officer with respect to the Award would cause the executive officer's non-exempt income for such year to exceed $1,000,000.

2007 Plan Stock-Based Incentive Awards

The following table presents information relating to stock-based incentive awards granted under the 2007 Plan on October 10 and 11, 2016 to the Named Executive Officers, all current executive officers as a group and all employees, including all officers who are not executive officers, as a group. The table also includes information relating to the prospective grant of RSU awards to all current directors who are not executive officers as a group expected to be granted under the 2007 Plan immediately following the Annual Meeting of Stockholders on December 13, 2016 if the 2016 Plan is not approved by the stockholders at the Annual Meeting or under the 2016 Plan if it is approved. The awards included in the table consist of RSU awards, MSU awards and DPU awards  granted to employees as generally described in the Compensation, Discussion and Analysis section under the heading Equity Compensation and RSUs to be granted to the non-employee directors as described above under the heading, Board of Directors Compensation.  The benefits included in this table are representative of benefits that would be received or allocated to these persons and groups under the 2016 Plan if the 2007 Plan had terminated prior to October 10, 2016. It is not otherwise possible to determine the benefits to be received by the persons or groups referred to in the table.

Name and Principal Position	Dollar Value[1] ($)		RSUs Granted (#)		MSUs Granted (#)	DPUs Granted (#)
Garry O. Ridge	$ 956,335		4,250		4,250	4,311
President and
Chief Executive Officer
Jay W. Rembolt	$ 175,966		782		782	1,381
Vice President, Finance,
Treasurer and Chief Financial Officer
Michael L. Freeman	$ 175,966		782		782	1,488
Division President,
the Americas
William B. Noble	$ 110,710		492		492	1,156
Managing Director, EMEA
Geoffrey J. Holdsworth	$ 100,584		447		447	1,365
Managing Director, Asia-Pacific
Executive Officer Group	$ 1,821,537		8,095		8,095	11,387
Non-Executive Director Group	$ 444,000	[2]	N/A	[2]
Non-Executive Officer Employee Group	$ 1,443,810		6,460		6,460	14,138

1The Dollar Value of RSUs, MSUs and DPUs granted to employees and NEOs on October 10 and 11, 2016 is based on the grant date closing price of the Company’s common stock multiplied by the number of RSU awards and the target number of MSU Shares underlying the MSU awards.  No amount is included for the DPUs since the Company has determined that, as of the grant date, under the applicable accounting treatment for the DPUs as described in the Compensation Discussion and Analysis section under the heading, Accounting Considerations, it is not probable that the DPUs will vest.

2On October 10, 2016 the Board of Directors approved a compensation policy for non-employee directors elected to serve as directors at the Annual Meeting of Stockholders on December 13, 2016.  The director compensation policy provides for the award of RSUs on December 13, 2016 with respect to shares of the Company’s common stock having a fair market value as of the date of grant equal to $55,500.  The number of RSUs to be granted to each non-employee director will be determined as of the date of grant by dividing $55,500 by the closing price for the Company’s shares on December 13, 2016.  The RSUs awarded to each director will be fully vested upon grant and will be settled in shares only upon termination of the director’s service as a director.  The RSUs described herein will also be granted to director nominee, Eric Etchart, if he is elected as a director at the Annual Meeting.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock represented and entitled to vote at the Annual Meeting is required to approve the 2016 Plan.  The persons designated in the enclosed proxy will vote your shares FOR ratification unless you include instructions to the contrary.  The Board of Directors urges stockholders to vote in favor of approval of the WD-40 Company 2016 Stock Incentive Plan.

AUDIT COMMITTEE REPORT

Each year the Board of Directors appoints an Audit Committee to fulfill regulatory requirements and to assist the Board in oversight of the Company’s financial reporting, internal control functions, internal audit activities and audit process. Each member of the Audit Committee meets the independence requirements set by the Nasdaq Stock Market.

The responsibilities of the Audit Committee include the selection and appointment of an independent registered public accounting firm to be hired as the Company’s independent accountants. The Audit Committee is also responsible for recommending to the Board that the Company’s consolidated financial statements be included in its annual report on Form 10-K.

With respect to the preparation and audit of the Company’s consolidated financial statements, management is responsible for the preparation of the financial statements; the establishment of accounting and financial reporting principles; the establishment of disclosure controls and procedures; the establishment of internal control over financial reporting; the evaluation of the effectiveness of both disclosure controls and procedures and internal control over financial reporting; and the evaluation of changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion as to whether the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed the consolidated financial statements of the Company for the fiscal year ended August 31, 2016. The Audit Committee has discussed the preparation of the consolidated financial statements with management and with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, and the Audit Committee has met separately with PricewaterhouseCoopers LLP and with management to discuss issues relating to the preparation and audit of the financial statements.

For the fiscal year ended August 31, 2016, management has completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has been kept apprised of management’s activities in the completion of such work and evaluation and the Audit Committee has provided oversight and advice with respect to the process undertaken by management. The Audit Committee will continue to oversee such work being undertaken by the Company for the fiscal year ending August 31, 2017.

The Audit Committee has taken the following steps in making its recommendation that the Company’s consolidated financial statements be included in its annual report on Form 10-K for the fiscal year ended August 31, 2016:

1.At regularly scheduled meetings of the Audit Committee, management and PricewaterhouseCoopers LLP provided periodic reports as to the work undertaken by the Company to complete the documentation, testing and evaluation of the Company’s system of internal control over financial reporting. Upon completion of such work and upon preparation of the Company’s consolidated financial statements for the fiscal year ended August 31, 2016, the Audit Committee reviewed a report provided by management on the effectiveness of the Company’s internal control over financial reporting;

2.The Audit Committee discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the fiscal year ended August 31, 2016, those matters required to be discussed by Statement on Auditing Standards No. 61 and Public Company Accounting Oversight Board Auditing Standard No. 2, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process;

3.The Audit Committee discussed with PricewaterhouseCoopers LLP its independence and received from PricewaterhouseCoopers LLP a letter concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure helped the Audit Committee in evaluating such independence;

4.The Audit Committee reviewed and discussed with the Company’s management and PricewaterhouseCoopers LLP the Company’s audited consolidated balance sheet at August 31, 2016, and the related consolidated statements of operations, of shareholders’ equity, of comprehensive income and of cash flows for the fiscal year ended August 31, 2016; and

5.The Audit Committee has reviewed PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm and Management’s Report on Internal Control over Financial Reporting included in the Company’s annual report on Form 10-K for the fiscal year ended August 31, 2016.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board that the Company’s consolidated financial statements be included in its annual report on Form 10-K for its fiscal year ended August 31, 2016. PricewaterhouseCoopers LLP has been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2017.

Audit Committee

Daniel T. Carter, Chair

Giles H. Bateman

Peter D. Bewley

Richard A. Collato

Daniel E. Pittard

Neal E. Schmale

ITEM NO. 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company to audit the consolidated financial statements of the Company for fiscal year 2017. Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee may reconsider its selection.

A majority of the votes of the common stock present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. PricewaterhouseCoopers LLP acted as the Company’s independent registered public accounting firm during the past fiscal year and, unless the Audit Committee appoints new independent accountants, PricewaterhouseCoopers LLP will continue to act in such capacity during the current fiscal year. It is anticipated that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit products and services provided by the independent registered public accounting firm. These products and services may include audit services, audit-related services, tax services, software and other products or services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The possible effect on the independence of the public accountants is considered by the Audit Committee. There is no direct or indirect understanding or agreement that places a limit on current or future years’ audit fees or permissible non-audit products and services.

AUDIT FEES

PricewaterhouseCoopers LLP has provided audit services to the Company for each of the past two fiscal years. Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for audit services performed for the Company for the past two fiscal years were $905,951 for the year ended August 31, 2015 and $998,179 for the year ended August 31, 2016.

AUDIT-RELATED FEES

Audit-related services consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” The aggregate fees billed to the Company by PricewaterhouseCoopers LLP were $14,353 for the year ended August 31, 2016 and these fees were associated with technical assistance provided in connection with the transition of the Company’s U.K. subsidiary to new U.K. generally accepted accounting principles (“GAAP”). No such audit-related services were performed by PricewaterhouseCoopers LLP or billed to the Company for the year ended August 31, 2015.

TAX FEES

Tax fees consist of tax compliance, tax advice, tax consulting or tax planning services provided by PricewaterhouseCoopers LLP to the Company. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP were $49,679 for the year ended August 31, 2015,  and $56,480 for the year ended August 31, 2016, primarily in connection with international tax planning consulting services.

ALL OTHER FEES

Other fees for services provided by PricewaterhouseCoopers LLP for fiscal years 2015 and 2016 consisted of fees for access provided by PricewaterhouseCoopers LLP to its online research reference materials. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for other services performed for the Company were $1,800 for both the year ended August 31, 2015 and the year ended August 31, 2016.

STOCKHOLDER PROPOSALS

Stockholder proposals must be received by the Company no sooner than June 6, 2017 and not later than July 6, 2017 to be included in the proxy statement and form of proxy for the next annual meeting. Any proposal submitted outside of these dates will be considered untimely in order to be considered at the Company’s 2017 Annual Meeting of Stockholders in accordance with the Company’s Bylaws.

By Order of the Board of Directors

Richard T. Clampitt

Corporate Secretary

Dated: November 3, 2016

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE.

Appendix  A

WD-40 COMPANY
2016 STOCK INCENTIVE PLAN

1.Establishment, Objectives and Duration.

(a)  Establishment of the Plan.  WD-40 Company (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the “WD-40 Company 2016 Stock Incentive Plan” (hereinafter referred to as the “Plan”). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. The Plan is effective as of December 13, 2016 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company at the 2016 Annual Meeting.

(b)  Definitions.  Definitions of capitalized terms used in the Plan are contained in the attached Glossary, which is incorporated as part of the Plan.

(c)  Objectives of the Plan.  The objectives of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Participants and to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make or are expected to make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

(d)  Duration of the Plan.  No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2.Administration of the Plan.

(a)  The Committee.  The Plan shall be administered by the Board or by the Compensation Committee of the Board or such other committee (the Compensation Committee or such other committee is hereinafter referred to as the “Committee”) as the Board shall select consisting of two or more members of the Board each of whom is intended to be a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, an “outside director” under regulations promulgated under Section 162(m) of the Code, and an “independent director” under NASDAQ listing standards. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

(b)  Authority of the Committee.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

(i)  select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

(ii)  determine whether and to what extent Awards are granted hereunder;

(iii)  determine the size and types of Awards granted hereunder;

(iv)  approve forms of Award Agreement for use under the Plan;

(v)  determine the terms and conditions of any Award granted hereunder;

(vi)  establish performance goals for any Performance Period and determine whether such goals were satisfied;

(vii)  amend the terms of any outstanding Award granted under the Plan at any time, including following a Participant’s termination of employment or in the event of a Change in Control, provided that, except as otherwise provided in Section 18, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company, and provided further, that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent;

(viii)  construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

(ix)  take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

i

Notwithstanding the foregoing, except as Applicable Laws may require the grant of an Award to be authorized only by the Committee or that determinations with respect to the attainment or satisfaction of Performance Measure(s) be made by the Committee, the Board shall have full authority to administer the Plan.

(c)  Effect of Committee’s Decisions.  Subject to the authority of the Board to administer the Plan, all decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

3.Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a)  Number of Shares Available for Grants.  Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 1,000,000 Shares.  Shares that are potentially deliverable under a Full-Value Award (counted as provided for in Section 3(b)) that expires or is canceled or forfeited, or (subject to the provisions of Section 16 with respect to tax withholding) is otherwise settled without the delivery of Shares, shall not be treated as having been issued under the Plan for purposes of Section 3(b).  Shares that are potentially deliverable upon exercise of an Option Award or an SAR that may be settled in Shares (counted as provided for in Section 3(b)) that expires or is canceled or forfeited, or is otherwise settled without the delivery of Shares, shall, nevertheless, be treated as having been issued under the Plan for purposes of Section 3(b).  The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares.  No Award shall be granted under the Plan providing for the issuance of Shares to the extent that, as of the date of the Award, the number of Shares deliverable under such Award will exceed the maximum number of Shares authorized pursuant to this Section 3(a) reduced by the total number of Shares issued pursuant to Awards under the Plan (counted as provided for in Section 3(b)) plus the number of Shares that are potentially deliverable under all outstanding Awards pursuant to the Plan (counted as provided for in Section 3(b)).

(b)  Award Type Share Counting.  The issuance of each Share pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards shall be counted as three (3) Shares for purposes of computing the number of Shares authorized for issuance under the Plan pursuant to Section 3(a).  Each Share issued pursuant to an Award of an Option or an SAR shall be counted as one Share for purposes of the number of Shares authorized for issuance under the Plan pursuant to Section 3(a).

(c)  Individual Award Limits.  Subject to adjustment as provided in Section 18 hereof, the following limitations shall apply with respect to Awards under the Plan:

(i)  Options and SARs – Individual Limits:  The maximum aggregate number of Shares with respect to which Options and SARs may be granted in any calendar year to any one Participant shall be 75,000 Shares, provided that such limit shall be increased to 150,000 Shares during the first year following the date of hire for an Employee who has not previously been in Continuous Service with the Company or a Subsidiary for a period of at least one year.

(ii)  Full-Value Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards – Individual Limits:  The maximum aggregate number of Shares of Restricted Stock and Shares with respect to which Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards may be granted in any calendar year to any one Participant shall be 37,500 Shares, provided that such limit shall be increased to 75,000 Shares during the first year following the date of hire for an Employee who has not previously been in Continuous Service with the Company or a Subsidiary for a period of at least one year.

(iii)  Performance Units Having a Cash Value – Individual Limits:  The maximum aggregate compensation that can be paid pursuant to Performance Units providing for a cash value award rather than a share-based award in any one fiscal year to any one Participant shall be $2,500,000.

(iv)  Awards to Non-Employee Directors – Individual Limits:  The aggregate grant date fair value of Awards that may be granted under the Plan during any fiscal year of the Company to any Director shall not exceed $300,000; provided, however, that (i) the limit set forth in this sentence shall be multiplied by two in the year in which a Director commences service on the Board; and (ii) the limit set forth in this sentence shall not apply to Awards made pursuant to an election to receive the Award in lieu of all or a portion of cash compensation received for service on the Board or any committee of the Board.

4.Eligibility and Participation.

(a)  Eligibility.  Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

(b)  Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no

Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

(c)  Termination of Service.  An eligible Employee, Director or Consultant to whom an Award is granted under the Plan shall be remain eligible for such Award so long as he or she remains in Continuous Service with the Company or a Subsidiary and thereafter only on such terms and conditions as may be specified in the applicable Award Agreement.

5.Types of Awards.

(a)  Type of Awards.  Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

(b)  Designation of Award.  Each Award shall be designated in the Award Agreement.

6.Options.

(a)  Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)  Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies.  The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code.

(c)  Exercise Price.  Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.  However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted.

(d)  Term of Options.  The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.  However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(e)  Exercise of Options.  Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that except for Options granted to a Director or a Consultant, or as otherwise provided in a Participant’s Award Agreement upon a termination of employment or service as a Director or Consultant or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Option may be exercisable prior to one (1) year from the date of grant.

(f)  Payments.  Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price.  The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment.  The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

(g)  Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h)  Termination of Employment or Service.  Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7.Stock Appreciation Rights.

(a)  Grant of SARs.  Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

(b)  Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

(c)  Grant Price.  The grant price of a Freestanding SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d)  Term of SARs.  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

(e)  Exercise of Tandem SARs.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option.  The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(f)  Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, no Freestanding SARs may be exercisable prior to one (1) year from the date of grant.

(g)  Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof as specified in the SAR Award Agreement.

(h)  Termination of Employment or Service.  Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8.Restricted Stock.

(a)  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)  Award Agreement.  Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, the nature of applicable vesting conditions and/or restrictions on transferability, and such other provisions as the Committee shall determine.

(c)  Period of Restriction and Other Restrictions.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of one (1) year, which period may, at the discretion of the Committee, lapse in stages over such period on a pro-rated, graded, or cliff basis (as specified in an Award Agreement.)  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.  The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

(d)  Removal of Restrictions.  Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto.  Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares free of all restrictions.

(e)  Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

(f)  Dividends and Other Distributions.  Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

(g)  Termination of Employment or Service.  Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9.Restricted Stock Units.

(a)  Grant of Restricted Stock Units.  Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)  Award Agreement.  Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, the nature of applicable vesting conditions and/or restrictions on transferability, and such other provisions as the Committee shall determine.

(c)  Value of Restricted Stock Units.  The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d)  Period of Restriction.  Except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of one (1) year, which period may, at the discretion of the Committee, lapse in stages over such period on a pro-rated, graded, or cliff basis (as specified in an Award Agreement.)

v

(e)  Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction.  The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares, by payment in cash of an amount equal to the Fair Market Value of such Shares or in some combination thereof as specified in the Restricted Stock Unit Award Agreement.  The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(f)  Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(g)  Termination of Employment or Service.  Each Restricted Stock Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout with respect to an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

10.Performance Shares.

(a)  Grant of Performance Shares.  Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)  Award Agreement.  Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period(s) and Performance Measure(s), the number of Performance Shares granted, and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.

(c)  Value of Performance Shares.  The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d)  Form and Timing of Payment.  Subject to Applicable Laws and except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of Performance Shares shall be made after final determination by the Committee as to the number of such Performance Shares that have vested upon attainment of the applicable Performance Measure(s) at a specified settlement date that shall not be earlier than the last day of the Performance Period.  The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares, by payment in cash of an amount equal to the Fair Market Value of such Shares or in some combination thereof.  The Committee may provide that settlement of Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

(e)  Voting Rights.  A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.

(f)  Termination of Employment or Service.  Each Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service

11.Performance Units.

(a)  Grant of Performance Units.  Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)  Award Agreement.  Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s) and Performance Measure(s) and such other provisions as the Committee shall determine; provided, however, that except as otherwise provided in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, in no case shall a Performance Period be for a period of less than one (1) year.

(c)  Value of Performance Units.  The Committee shall set Performance Measure(s) in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participant.

(d)  Form and Timing of Payment.  Except as otherwise provided in Section 19 herein or a Participant’s Award Agreement, payment of earned Performance Units shall be made after final determination by the Committee as to the number of such Performance Units that have vested upon attainment of the applicable Performance Measure(s) at a specified settlement date that shall not be earlier than the last day of the Performance Period.  The Committee, in its sole discretion, may pay earned Performance Units in cash, in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units or in some combination thereof as specified in the Performance Unit Award Agreement.  The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant.

(e)  Termination of Employment or Service.  Each Performance Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

12.Other Stock-Based Awards.

(a)  Grant.  The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of Performance Measure(s) established by the Committee, the payment of Shares as a bonus in lieu of cash based on attainment of Performance Measure(s) established by the Committee, and the payment of Shares in lieu of cash under any Company incentive, bonus or other compensation program.

(b)  Award Agreement.  Other Stock-Based Awards may be evidenced by an Award Agreement that specifies Period(s) of Restriction, if any, the number of Shares to be awarded, applicable Performance Period(s) and Performance Measure(s), if any, the nature of other applicable vesting conditions and/or restrictions on transferability, and such other provisions as the Committee shall determine.

(c)  Period of Restriction.  Except as otherwise provided hereinafter, or in a Participant’s Award Agreement upon a termination of employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries, or pursuant to Section 19 in the event of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 12 shall have a minimum Period of Restriction of one (1) year, which period may, at the discretion of the Committee, lapse in stages over such period on a pro-rated, graded, or cliff basis (as specified in an Award Agreement.)  Notwithstanding the above, an Award of payment of Shares in lieu of cash under a Company incentive, bonus or other compensation program shall not be subject to the minimum Period of Restriction limitations described above.

(d)  Payment of Other Stock-Based Awards.  Subject to Section 12(c) hereof, payment under or settlement of any such Other Stock-Based Award shall be made in such manner and at such times as the Committee may specify in the Award Agreement for such Other Stock-Based Award.  The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.

(e)  Termination of Employment or Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

13.Dividend Equivalents. Only Award Agreements for Full Value Awards granted pursuant to the Plan may, at the discretion of the Committee, provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.  Under no circumstance will Dividend Equivalents be paid with respect to any Full Value Award that is subject to performance-based vesting provisions prior to the vesting thereof.

14.Performance-Based Exception.

(a)  Performance Measures.  The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 14 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): total shareholder return, stock price, net customer sales, volume, gross profit, gross margin, operating profit, operating margin, management profit, earnings from continuing operations (including derivatives thereof before interest, taxes, depreciation and/or amortization), earnings per share from continuing operations, net operating profit after tax, net earnings, net earnings per share, brand contribution to earnings, return on assets, return on investment, return on equity, return on invested capital, cost of capital, average capital employed, cash value added, economic value added, cash flow, cash flow from operations, working capital, working capital as a percentage of net customer sales, asset growth, asset turnover, market share, customer satisfaction, and employee satisfaction.  The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

(b)  Excluded Financial Items.  Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC.

(c)  Alternative Performance Measures.  Performance Measures may differ for Awards granted to any one Participant or to different Participants.

(d)  Performance Period and Timing of Establishment of Performance Measures.  Achievement of Performance Measures in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than 90 days after the beginning of the Performance Period.

(e)  Adjustment of Awards.  The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Measure(s); provided, however, that such determinations for Awards that are designed to qualify for the Performance-Based Exception may not be adjusted to increase the prospective Award for attainment of the Performance Measure(s) (but the Committee may, in its discretion, adjust such determinations in a manner resulting in a lesser Award.)

15. Transferability of Awards.  Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant.  Other Awards shall be transferable to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

16. Taxes.  The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award.  Whenever payments are to be made in cash under the Plan, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements.  Subject to such restrictions as the Committee may prescribe, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).  Shares withheld in satisfaction of any tax withholding requirements shall be treated as having been issued under the Plan for purposes of Section 3(b).

17. Conditions Upon Issuance of Shares.

(a)  Compliance with Applicable Laws.  Shares shall not be issued pursuant to the exercise or payment of an Award unless the exercise of such Award and/or the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Required Investment Intent.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

18. Adjustments Upon Changes in Capitalization.  In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting the Shares, such adjustment shall be made in the number and kind of Shares that may be delivered under the Plan, in the limits set forth in Section 3(c), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per Share results, and other terms and conditions of outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 18 shall be final, binding, and conclusive.

19. Change in Control, Cash-Out and Termination of Underwater Options/SARs, and Subsidiary Disposition.

(a)  Change in Control.  Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 19(b) hereof, immediately prior to the occurrence of a Change in Control, but conditioned upon the consummation of such Change of Control, unless otherwise specifically prohibited under Applicable Laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(i)  any and all outstanding Options and SARs granted hereunder shall become immediately exercisable unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, any assumed, converted or replaced Awards will become immediately exercisable;

(ii)  any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse unless such Awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event of a Participant’s termination of employment without Cause within twenty-four (24) months following consummation of a Change in Control, the Period of Restriction on any assumed, converted or replaced Awards shall lapse; and

(iii)  any and all Performance Shares, Performance Units and other Awards (if performance-based) shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid based on (A) the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable.  The amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.

With respect to paragraphs (i) and (ii) of Section 19(a) above, the Award Agreement may provide that any assumed, converted or replaced awards will become immediately exercisable or any Period of Restriction shall lapse in the event of a termination of employment by the Participant for “good reason” as such term is defined in any employment agreement or severance agreement or policy applicable to such Participant.

(b)  Cash-Out and Termination of Underwater Options/SARs.  The Committee may, in its sole discretion, provide that (i) all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

(c)  Subsidiary Disposition.  The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition.  The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition.  The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition shall remain fully exercisable until the expiration or sooner termination of the Award.

20. Amendment, Suspension or Termination of the Plan.

(a)  Amendment, Modification and Termination.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the NASDAQ listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard, rule or Applicable Law.

(b)  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 18 hereof) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such adjustments shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(c)  Awards Previously Granted.  No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

(d)  No Repricing.  Except for adjustments made pursuant to Section 18, no amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs, nor may any outstanding Options or outstanding SARs be surrendered to the Company for cash or as consideration for the grant of new Options or SARs with a lower Exercise Price or for the grant of a Full-Value Award without the approval of the stockholders of the Company.

(e)  Compliance with the Performance-Based Exception.  If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception.  If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 20, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

21. Reservation of Shares.

(a)  Maintenance of Authorized Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)  Inability to Obtain Regulatory Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. Rights and Obligations of Participants.

(a)  Continued Service.  The Plan shall not confer upon any Participant any right with respect to continuation of employment, service as a director or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment, service as a director or consulting relationship at any time, with or without cause.

(b)  Participant.  No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

(c)  Clawback Policy Obligations.  All Awards granted to a Participant are subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy that has been, or will be, adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or  any rules or regulations issued by the SEC or any applicable securities exchange thereunder, or to the extent that such forfeiture or repayment may be required by any other law.

23. Successors.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award agreements shall be deemed to refer to such successors.

24. Legal Construction.

(a)  Gender, Number and References.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

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(b)  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c)  Requirements of Law.  The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d)  Governing Law.  To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

(e)  Non-Exclusive Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(f)  Code Section 409A Compliance.  To the extent applicable, it is intended that this Plan and any Awards granted hereunder comply with the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”). Any provision that would cause the Plan or any Award granted hereunder to fail to satisfy Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

WD-40 COMPANY

2016 STOCK INCENTIVE PLAN

GLOSSARY

As used in the Plan, the following definitions shall apply:

1) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, and the rules of any applicable stock exchange or national market system.

2) “Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted under the Plan.

3) “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.
4) “Board” means the Board of Directors of the Company.

5) “Cause” means (i) the Participant’s commission of acts subject to prosecution as a felony involving moral turpitude; (ii) the Participant’s material breach of fiduciary duty as an executive officer or director of the Company which has resulted, or is likely to result, in material economic damage to the Company; or (iii) the Participant’s willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Participant's incapacity due to physical or mental illness); provided that no act or failure to act by the Participant will constitute “Cause” under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer of the Company or a member of the Committee or another authorized officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done or omitted to be done by the Participant in good faith and in the best interests of the Company. The cessation of employment of the Participant shall not be deemed to be for Cause unless and until the Chief Executive Officer, the Vice President, Global Organization Development, and the Vice President, General Counsel/Corporate Secretary unanimously agree that, in their good faith opinion, the Participant is guilty of the conduct described in subsections (i), (ii) or (iii) above, and so notify the Participant specifying the particulars thereof in detail.

6) “Change in Control” means

a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act ) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection, the following acquisitions shall not constitute a Change in Control: 1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), 2) any acquisition by the Company, including any acquisition which, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the applicable percentage set forth above, 3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or 4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c) A reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) more than 60% of, respectively, the then outstanding shares of common stock and the

d) combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock and Outstanding Company Voting Securities were converted pursuant to such Business Combination) and such ownership of common stock and voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

e) A complete liquidation or dissolution of the Company.

f) Notwithstanding the foregoing, as to any Participant that is party to a severance agreement with the Company having provisions for payment of severance compensation in the event of a change of control, the definition of Change of Control for purposes of the Plan shall be interpreted in a manner consistent with the definition of a change of control under such severance agreement, provided that Change of Control is assumed to mean, for purposes of Section 19 of the Plan, a consummated Change of Control as otherwise so defined.

7) “Code” means the Internal Revenue Code of 1986, as amended.
8) “Committee” means the Committee, as specified in Section 2(a) of the Plan, appointed by the Board to administer the Plan.
9) “Company” means WD-40 Company and any successor thereto as provided in Section 23 of the Plan.
10) “Consultant” means any consultant or advisor to the Company or a Subsidiary.

11) “Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity of Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor.  A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

12) “Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee.
13) “Dividend” means the dividends declared and paid on Shares subject to an Award.
14) “Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.
15) “Employee” means any employee of the Company or a Subsidiary.
16) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
17) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
18) “Fair Market Value” means, as of any date, the value of a Share determined as follows:

a) Where there exists a public market for the Share, the Fair Market Value shall be (A) the closing sales price for a Share on the date of the determination (or, if no sales were reported on that date, on the last trading date on which such sales were reported) on the New York Stock Exchange, the NASDAQ National Market or the principal securities exchange on which the Share is listed for trading, whichever is applicable, or (B) if the Share is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the NASDAQ Small Cap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

b) In the absence of an established market of the type described above, for the Share, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

19) “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7 of the Plan.

20) “Full-Value Award” means Awards other than Options, SARs, or other Awards for which the Participant pays, upon exercise, the grant date intrinsic value directly or by forgoing a right to receive a cash payment from the Company.

21) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
22) “Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.
23) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6 of the Plan.
24) “Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 12 of the Plan.
25) “Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.
26) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).
27) “Performance Measures” shall have the meaning set forth in Section 14(a) of the Plan.

28) “Performance Period” means the fiscal period during which a Performance Measure must be attained and during which an Award is subject to a substantial risk of forfeiture and not transferable, as provided in Sections 10 and 11 of the Plan.  For the sake of clarity, an Award may be granted within ninety (90) days after the commencement of the Performance Period.

29) “Performance Share” means an Award granted to a Participant, as described in Section 10 of the Plan.
30) “Performance Unit” means an Award granted to a Participant, as described in Section 11 of the Plan.

31) “Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and/or are not transferable, as provided in Sections 8, 9 and 12 of the Plan.

32) “Plan” means the WD-40 Company 2016 Stock Incentive Plan.
33) “Restricted Stock” means an Award granted to a Participant, as described in Section 8 of the Plan.
34) “Restricted Stock Units” means an Award granted to a Participant, as described in Section 9 of the Plan.
35) “SEC” means the United States Securities and Exchange Commission.
36) “Share” means a share of common stock of the Company, par value $.001 per share, subject to adjustment pursuant to Section 18 herein.
37) “Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7 of the Plan.

38) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Subsidiary” shall have the meaning ascribed to such term in Code Section 424(f).

39) “Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

40) “Tandem SAR” means a SAR that is granted in connection with a related Option, as described in Section 7 of the Plan.

STOCKHOLDER MEETING NOTICE & ADMISSION TICKET

WD-40 Company's Annual Meeting of Stockholders will be held on December 13, 2016 at University of San Diego, Joan B. Kroc Institute for Peace & Justice, 5998 Alcalá Park, San Diego, CA 92110, at 2:00 p.m. Pacific Time. This meeting can be listened to live and in real-time on the internet at investor.wd40company.com.

WD-40 COMPANY ANNUAL MEETING LOCATION

University of San Diego, Joan B. Kroc Institute for Peace & Justice, 5998 Alcalá Park, San Diego, CA 92110

PARKING INFORMATION

Meeting attendees must park in the WEST PARKING LOT. Parking anywhere else on campus may result in a citation. There is a shuttle available to bring attendees to the meeting from the specified parking lot. Enter USD campus via the WEST ENTRANCE on LINDA VISTA ROAD. **Stop at the entry kiosk to obtain a parking permit.** Take the first LEFT after the kiosk into the WEST PARKING LOT. Look for shuttle pick up signs or you can walk to the meeting.

CAMPUS MAP

Joan B. Kroc Institute for Peace & Justice
SECURITY KIOSK
WEST PARKING LOT
LINDA VISTA ROAD
ALCALA PARK WAY
TORERO WAY

University of San Diego

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

WD-40 COMPANY

Proxy — WD-40 Company

This Proxy Is Solicited On Behalf of the Board of Directors

The undersigned, revoking previous proxies for such stock, hereby appoints Neal E. Schmale and Richard T. Clampitt, and each of them, proxies of the undersigned, with power of substitution to each, to vote all stock of WD-40 Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the University of San Diego, Joan B. Kroc Institute for Peace & Justice, 5998 Alcalá Park, San Diego, CA 92110, December 13, 2016 at 2:00 p.m. and at any adjournments thereof.

If the undersigned is a participant in WD-40's 401(k) Plan, the undersigned also directs Great-West Trust Company, LLC ("Great-West"), as trustee under the plan, to vote all shares of WD-40 Common Stock allocated to the undersigned under the plan at the 2016 Annual Meeting in accordance with the instructions on the reverse side. (If you fail to give voting instructions to Great-West, it will not vote your shares in the plan.)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the listed nominees and FOR Proposals 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If you vote by telephone, Internet, or in person, please DO NOT mail back this proxy card.

(Continued and to be voted on reverse side.)